Evergreen
                             Growth and Income
                                    Funds

                  (four photos of buildings appear here)

                  (large photo of mountain appears here)

                            1996 Annual Report

                           Evergreen Keystone
                        (logo)   FUNDS    (logo)

                       EVERGREEN GROWTH AND INCOME FUNDS
                               Table of Contents

                                                  A Review of the Past Year and Prospects for the Future....................     1

(photo of building)
                               Growth and Income  A Report From Your Portfolio Manager......................................     3
                                            Fund  Results to Date...........................................................     6
                                                  Statement of Investments..................................................     7

                                                  Statement of Assets and Liabilities.......................................    11
                                                  Statement of Operations...................................................    12
                                                  Statement of Changes in Net Assets........................................    13
                                                  Financial Highlights......................................................    14

(photo of building)
                                Small Cap Equity  A Report From Your Portfolio Manager......................................   16
                                     Income Fund  Results to Date...........................................................   19
                                                  Statement of Investments..................................................   20

                                                  Statement of Assets and Liabilities.......................................   22
                                                  Statement of Operations...................................................   23
                                                  Statement of Changes in Net Assets........................................   24
                                                  Financial Highlights......................................................   25
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
(photo of power lines)
                                         Utility  A Report From Your Portfolio Manager......................................   27
                                            Fund  Results to Date...........................................................   28
                                                  Statement of Investments..................................................   29

                                                  Statement of Assets and Liabilities.......................................   31
                                                  Statement of Operations...................................................   32
                                                  Statement of Changes in Net Assets........................................   33
                                                  Financial Highlights......................................................   34

(photo of building)
                                           Value  A Report From Your Portfolio Managers.....................................   36
                                            Fund  Results to Date...........................................................   37
                                                  Statement of Investments..................................................   38

                                                  Statement of Assets and Liabilities.......................................   40
                                                  Statement of Operations...................................................   41
                                                  Statement of Changes in Net Assets........................................   42
                                                  Financial Highlights......................................................   43

                                                  Combined Notes to Financial Statements....................................   46
                                                  Independent Auditors' Report..............................................   56
                                                  Trustees and Officers.........................................Inside Back Cover

                       EVERGREEN GROWTH AND INCOME FUNDS
A Review of the Past Year
and Prospects for the Future
by Stephen A. Lieber, Chairman
Evergreen Asset Management Corp.
   President Clinton's Inaugural Address listed many of   (photo of Stephen
his hopes for the future of our nation. One of these        A. Lieber)
hopes, "a nation that balances its budget but never loses the balance of its values" speaks to a central theme of the investment markets as we enter 1997. The hope of investors is for sustained healthy growth, with the long-range promise of building a nation economically strong enough to meet the challenges of supporting an increasingly elderly and retired population. Optimism, reflected in consumer surveys and business surveys, is high at the start of the year, as 1996 proved to provide a stronger and better balanced economy than had been widely anticipated at the beginning of the year. Even in the fourth quarter, expectations of a slowdown were not realized, as growth in that period was apparently at about a 3.5% annual rate, up from the 2.1% Gross Domestic Product gain in the third quarter. Industrial output rose at an estimated 0.8% per month in the fourth quarter, while the core inflation rate of the Producers Price Index, as well as the Consumers Price Index, rose at a rate of only 0.1% per month. Thus, the core inflation rate was contained at just 2.6% in 1996, down from 3.0% in 1995.
From the consumers' point of view, apart from a spurt in food and energy prices at year-end, prices of general merchandise were indicated to be somewhat lowered by a combination of widespread discounting and increased imports, made cheaper by the rise of the dollar.
   A healthy employment situation encouraged the confidence of the American consumer and industry throughout the year. The greatest concern, in contrast to normal uncertainties over employment, was that the slack in the economy was diminishing, so that the cost of labor might be raised and, thus, stimulate inflation. During the summer, the unemployment total was but 5.1% of the work force and, at year-end, had increased very moderately to 5.3%. With manufacturers reluctant to add to staff, hours worked increased by 3.2%. These positive factors did not strain the nation's economic potential because manufacturing capacity was indicated to be increasing month by month, with the year-over-year gain in December, 4.5%. The lack of inflationary pressures was particularly impressive given the extraordinary short-term impacts on purchasing power from the price of oil which rose 40% during the year, and weather-related agricultural developments which increased the price of food. Doubtless adding to demand was the so-called wealth effect, induced by yet another significantly rising stock market, and an ever broader participation by American families in its investments. The wealth effect was manifested in higher year-end demand for luxury goods, whose retailers and vendors often showed outstanding sales results.

   Looking ahead in 1997, there is a widespread expectation that the economy will reflect the improved consumer and industrial sentiment, but that it will have less external stimulus than it had at the beginning of 1996. In contrast with the monetary stimulus provided by last January's reduction in the Federal funds rate, there is virtually no expectation at this time that the Federal Reserve will soon reduce interest rates, and considerable concern that if the economy sustains its strength, it may well increase rates, thus creating a dragging force on the economy. Improvement in the balance of payments as a stimulus is not expected, as exports are already slowing as a result of the 6% increase of the dollar in 1996, which, in turn, is bringing in more cheaper imports to compete with American manufacturers. Credit ease for the consumer is not expected after several months of larger-than-normal credit card losses reported by the banking and financial industries. In fact, credit in this consumer area is tightening, with an estimated decline of 15% in the number of credit card solicitations by banks in the fourth quarter, and a more than 40% increase in credit card write-offs. Finally, borrowing costs are almost one full percent higher than they were a year ago when the Federal Reserve reduced the federal funds rate.
                                                                               1

                       EVERGREEN GROWTH AND INCOME FUNDS
A Review of the Past Year and
Prospects for the Future -- (continued)
   Investors are challenged by the fact that prices of stocks have increased over the past year as corporate profitability rose, and optimism over future profit rates was well sustained. Today's consensus expectations for corporate profits is for an increase of up to 10% in 1997. If price pressures continue from international competition, if domestic productivity and technology drives prices down in many sectors of growing production, as has been the case, and sales volumes grow at single digits or less, these profits expectations are unlikely to be met. In contrast, those companies which produced the products or services which will be the growth leaders of 1997, have high promise of achieving new levels of profitability and sustaining long-term growth trends. They will be the focus of investment. Companies driving for higher profitability and stronger returns on invested capital through restructuring and reallocation of assets, should become more prominent in the investment spectrum as they enhance their profits outlook through these efficiencies. Another class of promising investments is the specialty business, especially smaller entrepreneurial and innovative ones where growth rates can be enhanced through the synergies of merger and acquisition with larger entities. Given the very strong cash reserves built up through this recent period of high corporate profitability, we anticipate an acceleration of the merger and acquisition drive by large companies looking for broader or new lines of business growth. Many companies which find excess of liquid capital in terms of their near-term business opportunities, may well choose to continue the recent pattern of accelerating corporate stock buy-backs, with the aim of increasing the profits available to continuing shareholders. In summary, there should be powerful forces providing selective opportunities for sustained and important profit gains for many corporations.

   The savings rate of the American people had generally remained modest, but an increasing portion is moving into the equity markets. With the advantages of tax-deferred programs, ranging from IRAs to 401(k)s, and the shift of retirement plans into equity-related programs, the use of mutual funds has become the predominant mode of investment saving for individuals. In a benign environment, such trends could well be expected to continue. Interruptions are only likely to come through major and, often sudden, market adversities caused by unexpected problems in the short run, and in the longer run, only from the recurrence of inflation and significant rises in the income available from fixed income investment alternatives.
   The U.S. economic horizon looks clear and healthy at this time. It may well be further encouraged by a decline in interest rates which could occur if growth remains moderate, inflation well-controlled, and investors gain confidence that cooperation between the Administration and the Congress will address their long-term budget fears. Thus, we can conclude as we did a year ago that, "the real return driven demand in a low inflation environment should support new opportunities in both bonds and equities."
2

                        EVERGREEN GROWTH AND INCOME FUND

(photo of building)
A REPORT FROM YOUR
PORTFOLIO MANAGER
EDMUND H. NICKLIN
  Nineteen-ninety-six marked the tenth anniversary for   (photo of Edmund
Evergreen Growth and Income Fund. American industry has      H. Nicklin)
undergone many changes in the decade that the Fund has been in operation -- most of them positive. In 1986, the poor
competitive position of Midwestern manufacturers gave rise to the epithet "Rust Belt", suggesting these firms belonged to an earlier era. Also in the mid-1980s, the manufacture of
semiconductors, a key building block for intelligent
electronics, was dominated by Japanese companies. There was
concern that the U.S. semiconductor industry might not survive the competition. Today, Midwestern manufacturing companies are competitive with any in the world. American semiconductor manufacturers are competitive in the production of memory chips and dominant in the development and production of microprocessors. As the competitive position of American companies has improved during the last decade, operating earnings, as measured by the S&P 500 Reinvested Index*, have increased at an average compound rate of 9.5% per annum. Real Gross Domestic Product (GDP) contracted only in 1991, and this might have been avoided if not for Iraq's invasion of Kuwait. The stock market, as measured by the S&P 500, more than kept pace rising at an average compound rate of 15.3%* per annum for the ten years ended December 31, 1996, -- truly a decade of resurgence and growth for the U.S. economy.
  While the Fund's average annual compound return for the ten years ended December 31, 1996, was 14.6%** (Class Y, no load shares), it was the last half of the decade when the Fund performed best. The five-year average annual compound return ended December 31, for the Fund (Class Y shares) was 16.9% as compared with 15.2% for the S&P 500 and 14.2% for the S&P MidCap 400. The ten-year average annual compound returns ended December 31 for the S&P 500 and the S&P MidCap 400 were 15.3% and 16.1%, respectively. The Fund's 12-month total return ended December 31 was 23.8%, as compared with the returns of 23.0% and 19.2% for the S&P 500 and S&P MidCap 400, respectively. For the period since inception of Class A shares on January 3, 1995, through December 31, 1996, the average annual compound rate of return was 25.1%**. The 12-month total return ended December 31, for the Fund's Class A shares was 17.6%. (Please see page 6 for additional performance information.)
  For the five-year period ended December 31, 1996, Lipper Analytical Services, Inc., an independent mutual Funds performance monitor ranked Evergreen Growth and Income Fund (Class Y, no-load shares) #20 among the 212 Growth and Income Funds they tracked during that time***. For the 12-month and ten-year periods ended December 31, Lipper ranked the Fund #115 out of 522 funds and #22 out of 122 funds, respectively. The overall risk-adjusted performance for the Fund's Class Y shares at December 31, 1996, was sufficient to earn a Morningstar's five-star rating,
FIGURES REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS.
  * THE S&P 500 REINVESTED INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS IN INDUSTRY, TRANSPORTATION, FINANCE, AND PUBLIC UTILITIES, DENOTING GENERAL MARKET PERFORMANCE AS MONITORED BY STANDARD & POOR'S CORP. THE S&P MIDCAP 400 IS AN UNMANAGED REINVESTED INDEX OF SELECTED MID-CAP SECURITIES. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
 ** PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN
    DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CLASS A SHARES ARE SUBJECT TO A MAXIMUM 4.75% FRONT END SALES CHARGE. THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.
*** SOURCE: LANA -- LIPPER ANALYTICAL SERVICES NEW APPLICATIONS. LIPPER AVERAGE
    DOES NOT INCLUDE SALES CHARGES AND INCLUDED, PERFORMANCE COULD BE LOWER.
                                                                               3

                        EVERGREEN GROWTH AND INCOME FUND

(photo of building)
A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
the highest rating awarded by Morningstar+. The Fund was rated among 1,825 other domestic equity funds. During the year, the Fund experienced substantial asset growth as a result of its performance, the addition of many new shareholders and its merger with another fund in January 1996. I would like to take this opportunity to welcome all new shareholders and express my appreciation for their confidence.
PORTFOLIO HIGHLIGHTS
  The economic environment in 1996 was surprisingly good after the slowdown that occurred late in 1995. In February, the Federal Reserve Open Market Committee
(FOMC) voted to reduce the Fed Funds rate 25 basis points in an effort to ensure the continuation of the economic recovery. This was the last interest rate adjustment in 1996. During the year, economic growth accelerated throughout the first half, slowed in the third quarter and re-accelerated in the final quarter. The strong first half, combined with rapid job growth and low unemployment, produced an inflation scare in July, which provided a one month minor correction in the stock market. Evidence of economic slowing during the third quarter allowed the equity markets to recover from July lows and advance through the final quarter. After the July decline, smaller and mid-capitalization issues never regained momentum and lagged behind larger capitalization issues, as measured by the S&P 500. Indeed 5 companies -- Coca Cola, Intel, International Business Machines, General Electric and Microsoft -- accounted for nearly one quarter of the price gain for the S&P 500 in 1996. Despite the narrowness of the equity market's advance and the focus of the Fund on medium-capitalization companies, returns for the year were satisfactory.
  Most of the Fund's 22 industry group classifications contributed positively to 1996 performance, but energy provided the largest industry gain. Within the category, Forcenergy, Inc., provided the greatest appreciation, exceeding 200% for the year. This small exploration and production company, operating in the Gulf of Mexico, increased its reserves through exploratory drilling successes on acquired properties. Oryx Energy Co., a medium-sized independent, provided a gain of approximately 80% from higher oil and natural gas prices along with exploration success. The increased exploration activity, resulting from higher hydrocarbon prices, allowed Atwood Oceanics, Inc., an operator of semi-submersible drilling rigs, to raise "day rates" for the use of its equipment which led to a 64% increase in its share price. Oil prices appear to have moved to a higher level that should prove sustainable unless Iraq's full production capability is allowed to reach the world market. Other industry groups that performed well included banks, thrifts, finance and insurance companies, consumer products and services companies, and electrical equipment and services companies. The latter group saw a dramatic turnaround in second half 1996 because the slowdown that negatively impacted the suppliers of electronic components for the computer industry was judged to be an inventory correction and not a permanent reduction in demand growth. The clear exception is memory chips for which excess worldwide productive capacity was installed.
  The industry classifications that provided the poorest performance in 1996 included transportation, retailing and wholesale, utilities, and healthcare products and services. The poorest individual company performance was registered by Laboratory Corp. of America, a clinical laboratory testing firm that saw its earnings decline significantly due to reduced pricing levels and further membership gains by managed care.
  + THE FUND RECEIVED 5 STARS FROM MORNINGSTAR FOR ITS RISK-ADJUSTED PERFORMANCE
    FOR EACH THE 1-, 3-, AND 5-YEAR PERIODS ENDED 12/31/96. THE FUND RECEIVED 4 STARS FOR ITS RISK-ADJUSTED PERFORMANCE FOR THE 10-YEAR PERIOD ENDED 12/31/96. THE FUND WAS RATED WITH 2,959, 1,826, 1,058, AND 598 DOMESTIC EQUITY FUNDS, RESPECTIVELY, FOR THE 1-. 3-, 5-, AND 10-YEAR PERIODS ENDED 12/31/96. MORNINGSTAR PROPRIETARY RATINGS REFLECT HISTORICAL RISK-ADJUSTED PERFORMANCE AS OF DECEMBER 31, 1996. RATINGS ARE SUBJECT TO CHANGE EVERY MONTH. MORNINGSTAR RATINGS ARE CALCULATED FROM THE FUND'S THREE-, FIVE-, AND TEN-YEAR AVERAGE ANNUAL RETURNS IN EXCESS OF 90-DAY TREASURY BILL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY T-BILL RETURNS. TEN PERCENT OF THE FUNDS IN AN INVESTMENT CATEGORY RECEIVE 5 STARS, 22.5% RECEIVE FOUR STARS, 35% RECEIVE THREE STARS, 22.5% RECEIVE TWO STARS, AND 10% RECEIVE ONE STAR.
4

                        EVERGREEN GROWTH AND INCOME FUND
(photo of building)
A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
  Merger and acquisitions, along with restructurings, continued at a high level in 1996 and significantly benefited Fund performance. Nine portfolio companies were acquired or merged in 1995, while eleven mergers were completed or announced in 1996. Consolidation continued in 1996 in banking and broadcasting with two portfolio companies in each being acquired. Narrowing the business focus of companies has been a key strategy for domestic companies in the 1990s. It is based on the thesis that investors can allocate capital across industries more effectively than company managements and boards of directors. Examples of this trend in 1996 were W. R. Grace merging its healthcare division with Fresenius AG of Germany, Morton International merging its airbag manufacturing business with Autoliv AB of Sweden and Union Pacific Corporation spinning off its oil and gas company to shareholders. All of these restructurings were beneficial to the Fund as they eliminated an imbedded "conglomerate discount". ECONOMIC OUTLOOK
  As noted earlier, the economy in 1996 exhibited a pronounced quarterly ebb and flow. The economy accelerated from its lackluster growth in late 1995 before real GDP growth slowed in the third quarter and re-accelerated in the fourth to a rate economists now estimate may approach 4%. Short-term interest rates remained stable for the remainder of 1996 after the FOMC easing in February. The 30-year Treasury bond yield started 1996 at 6%, rose 125 basis points by June and then reacted to evidence of economic slowing in the third quarter to finish 1996 at 6.6%. The primary concern for the domestic financial markets as 1997 begins is economic growth above the Fed's target of 2.5%. Growth above this level for an extended period would reduce current low unemployment to critical levels thereby creating the potential for wage increases that exceed productivity growth. Given the importance of wage increases to inflation statistics, if this were to occur it would undoubtedly cause long-term interest rates to rise and eventually cause the Federal Reserve to raise short-term interest rates to retain the gains won against inflation in the preceding decade. The increase in long-term and short-term interest rates would negatively impact the equity markets.
  Currently, the usual early indicators of inflation are not signaling its imminent arrival. The price of gold has declined through 1996, even though energy costs have risen substantially. The various non-energy commodity indexes also exhibit no sign of impending inflation. The preferred scenario for 1997 for investors would be a continuation of the economic performance achieved in 1996 which would provide interest rate stability. Fiscal policy restraint is likely in 1997, which would provide additional support for the bond market. Voters in the November 1996, elections expressed a preference for divided Federal government to force ideological balance and a desire for cooperation between the legislative and executive branches. A compromise that reduces the growth of Medicare spending would rein in one of the fastest growing entitlement programs in the Federal budget, setting the stage for a broader compromise on balancing the Federal budget within the next few years, increasing fiscal restraint. Such action would help to stabilize or even decrease interest rates.
  Interest rate stability plus earnings growth provide the basics for the equity markets to move forward in 1997. However, the upside for the S&P 500 seems limited. Operating earnings for the Index increased approximately 6% during 1996. It seems unlikely that earnings growth for the S&P 500 in 1997 will exceed 1996 growth given recent U.S. dollar appreciation and the age of the economic recovery suggesting modest upside for the Index in 1997. The stock market advance in second half 1996 was dominated by large capitalization companies, smaller market capitalization companies did not participate proportionately. This could reverse during 1997 if appreciation of the U.S. dollar versus major foreign currencies causes earnings growth for large capitalization companies to moderate, but does not slow export growth to a degree that negatively impacts U.S. economic growth. Smaller companies would receive a relative benefit as few have meaningful overseas exposure.
  Even with stable interest rates supporting equity values and individual security selection focused on relatively undervalued medium and smaller-capitalization issues, the time tested portfolio strategy used by Evergreen Growth and Income Fund will be important for performance in 1997.
                                                                               5

                        EVERGREEN GROWTH AND INCOME FUND
(photo of building)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN GROWTH AND INCOME FUND
     The graphs below compare a $10,000 investment in the Evergreen Growth and Income Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the S&P 500 Index ("Index") and Lipper Growth and Income Funds Average.

(four graphs appear here, copy and plot points below)

CLASS A
1-YEAR TOTAL RETURN=17.6%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=25.1%

(Customer to supply plot points)

CLASS B
1-YEAR TOTAL RETURN
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=25.8%

(Customer to supply plot points)

CLASS C
1-YEAR TOTAL RETURN=21.6%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=27.4%

(Customer to supply plot points)

CLASS Y
1-YEAR TOTAL RETURN=23.8%
AVERAGE ANNUAL COMPOUND RETURN:
5-YEAR=16.9%
10-YEAR=14.6%

(Customer to supply plot points)

*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on December 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The Index is unmanaged and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
6

                        EVERGREEN GROWTH AND INCOME FUND
(photo of building)
                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1996

  SHARES                                            VALUE
COMMON STOCKS -- 82.0%
             BANKS -- 5.3%
    80,000   Bank of New York Co., Inc. (The)... $  2,700,000
   180,600   BSB Bancorp, Inc...................    4,831,050
   101,250   Central Fidelity Banks, Inc........    2,607,187
    25,000   Citizens Banking Corp..............    1,550,000
    45,000   Cullen/Frost Bankers, Inc..........    1,496,250
   105,000   First Security Corp................    3,543,750
   210,000   Hibernia Corp. Cl. A...............    2,782,500
   100,800   Liberty Bancorp, Inc...............    5,014,800
    83,700   Norwest Corp.......................    3,640,950
    65,000   Peoples Heritage Financial Group...    1,820,000
    55,000   State Street Boston Corp...........    3,547,500
    45,000   Summit Bancorp.....................    1,968,750
    55,100   Susquehanna Bancshares, Inc........    1,907,838
    13,800   Wells Fargo & Co...................    3,722,550
                                                   41,133,125
             BUILDING, CONSTRUCTION &
             FURNISHINGS -- 1.5%
   320,000*  Furniture Brands
             International, Inc.................    4,480,000
   113,000*  Lone Star Industries, Inc..........    4,166,875
    80,000   Medusa Corp........................    2,750,000
                                                   11,396,875
             BUSINESS EQUIPMENT &
             SERVICES -- 10.8%
   245,000   Air Express International Corp.....    7,901,250
    48,000*  Cisco Systems, Inc.................    3,054,000
   100,000   Computer Associates
             International, Inc.................    4,975,000
   120,000*  Compuware Corp.....................    6,015,000
   133,000   Equifax, Inc.......................    4,073,125
   426,900   Harper Group, Inc. (The)...........   10,138,875
   440,000*  Metromail Corp.....................    8,030,000
    10,000*  MSC Industrial Direct Co., Inc.....      370,000
    78,000*  Oracle Systems Corp................    3,256,500
   380,000   Pittston Brink's Group.............   10,260,000
   305,000   Pittston Burlington Group..........    6,100,000
   275,000*  Platinum Technology................    3,746,875
   180,000*  Policy Management Systems Corp.....    8,302,500
   280,000   Reynolds & Reynolds Co. (The), Cl.
             A..................................    7,280,000
    50,000   Wackenhut Corp. (The) Cl. B........      762,500
                                                   84,265,625
             CHEMICAL & AGRICULTURAL
             PRODUCTS -- 4.9%
    65,000   Air Products & Chemicals, Inc......    4,493,125
    39,500   Du Pont (E. I.) De Nemours.........    3,727,813
  SHARES                                            VALUE

             CHEMICAL & AGRICULTURAL
             PRODUCTS -- CONTINUED

   265,000   Engelhard Corp..................... $  5,068,125
   165,000   Grace (W.R.) & Co..................    8,538,750
    42,300   H.B. Fuller Co.....................    1,988,100
    79,000   Pioneer Hi-Bred International,
             Inc................................    5,530,000
   198,000   Praxair, Inc.......................    9,132,750
                                                   38,478,663
             COMMUNICATION SYSTEMS &
             SERVICES -- 1.3%
   160,000*  AirTouch Communications............    4,040,000
    84,000*  Aspect Telecommunications Corp.....    5,334,000
    11,950*  Associated Group, Inc. (The) Cl.
             A..................................      367,462
    11,950*  Associated Group, Inc. (The) Cl.
             B..................................      355,513
                                                   10,096,975
             CONSUMER PRODUCTS &
             SERVICES -- 4.3%
    48,000   Campbell Soup Co...................    3,852,000
    90,000   Carnival Corp......................    2,970,000
    45,000   Colgate-Palmolive Co...............    4,151,250
    45,000   CPC International, Inc.............    3,487,500
    52,000   Gillette Co. (The).................    4,043,000
    72,000   Harley-Davidson, Inc...............    3,384,000
    85,000   Mattel, Inc........................    2,358,750
    50,000   Philip Morris Cos., Inc............    5,631,250
   105,000   UST, Inc...........................    3,399,375
                                                   33,277,125
             DIVERSIFIED COMPANIES -- 1.9%
    35,100   General Electric Co................    3,470,513
    35,000*  ITT Corp...........................    1,518,125
   195,000   ITT Industries, Inc................    4,777,500
   125,000   Morton International, Inc..........    5,093,750
                                                   14,859,888
             ELECTRICAL EQUIPMENT &
             SERVICES -- 5.8%
    57,000*  3Com Corp..........................    4,182,375
    80,000*  Adaptec, Inc.......................    3,200,000
    42,000*  Applied Materials, Inc.............    1,509,375
   191,000   AVX Corp...........................    4,106,500
   165,000   Baldor Electric Co.................    4,063,125
   108,100   Belden Inc.........................    3,999,700
    15,000*  Berg Electronics Corp..............      440,625
    70,000   Dallas Semiconductor Corp..........    1,610,000
    36,000   Intel Corp.........................    4,713,750
   210,000*  KLA Instruments Corp...............    7,455,000
    29,300*  Lam Research Corp..................      824,062

                                                                               7

                        EVERGREEN GROWTH AND INCOME FUND
(photo of building)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996

  SHARES                                            VALUE

COMMON STOCKS -- CONTINUED
             ELECTRICAL EQUIPMENT &
             SERVICES -- CONTINUED

    42,000*  LSI Logic.......................... $  1,123,500
   225,000   Sensormatic Electronics Corp.......    3,768,750
   154,800*  Unitrode Corp......................    4,547,250
                                                   45,544,012
             ENERGY -- 6.5%
    25,000   Anadarko Petroleum Corp............    1,618,750
    52,000*  Atwood Oceanics, Inc...............    3,302,000
    45,000   Coastal Corp. (The)................    2,199,375
   165,000*  Denbury Resources, Inc.............    2,392,500
   160,200*  Forcenergy, Inc....................    5,807,250
    31,570   Halliburton Co.....................    1,902,093
    25,000   Kerr-McGee Corp....................    1,800,000
    95,000   Murphy Oil Corp....................    5,284,375
   400,000*  Oryx Energy Co.....................    9,900,000
   150,000*  Santa Fe Energy Resources, Inc.....    2,081,250
   311,900   Southwestern Energy Co.............    4,717,487
    56,500   Tosco Corp.........................    4,470,562
    63,520   Union Pacific Resource
             Group, Inc.........................    1,857,960
    87,000   Williams Cos., Inc. (The)..........    3,262,500
                                                   50,596,102
             FINANCE & INSURANCE -- 4.7%
    15,000   Associates First Capital Corp......      661,875
    85,000   Federal Home Loan
             Mortgage Corp......................    9,360,625
   290,000   Federal National Mortgage Assn.....   10,802,500
   100,000   ITT Hartford Group, Inc............    6,750,000
   115,000   LaSalle Re Holdings, Ltd...........    3,363,750
    61,000   Meadowbrook Insurance
             Group, Inc.........................    1,281,000
   106,000   Price (T.) Rowe & Associates,
             Inc................................    4,611,000
                                                   36,830,750
             FOOD RETAILING &
             DISTRIBUTION -- .1%
    50,000*  Dominick's Supermarkets, Inc.......    1,087,500
             FOREST PRODUCTS -- .1%
    40,000   Deltic Timber Corp.................      865,000
             HEALTHCARE PRODUCTS &
             SERVICES -- 12.2%
   110,000   Abbott Laboratories................    5,582,500
    65,000*  Amgen, Inc.........................    3,534,375
   110,000*  Elan Corp, plc.....................    3,657,500
  SHARES                                            VALUE

             HEALTHCARE PRODUCTS &
             SERVICES -- CONTINUED

    30,000   HBO & Co........................... $  1,781,250
   178,500*  Health Management
             Associates, Inc....................    4,016,250
   190,000*  Health Systems International,
             lnc................................    4,702,500
    55,000*  HealthCare COMPARE Corp............    2,330,625
   103,000*  HEALTHSOUTH Corp...................    3,978,375
    24,000   Johnson & Johnson..................    1,194,000
   130,000*  Laboratory Corp. of America
             Holdings...........................      373,750
   240,000*  Lincare Holdings, Inc..............    9,840,000
   235,000*  Living Centers of America, Inc.....    6,521,250
    25,000   Mallinckrodt, Inc..................    1,103,125
    60,000   Manor Care, Inc....................    1,620,000
   152,700   McKesson Corp......................    8,551,200
    42,350*  MedPartners, Inc...................      889,350
    49,600   Pfizer, Inc........................    4,110,600
   113,000   Schering-Plough Corp...............    7,316,750
    12,500   Shared Medical System Corp.........      615,625
    25,000*  Spacelabs Medical, Inc.............      512,500
   138,000*  Sybron International Corp..........    4,554,000
   120,000*  Tenet Healthcare Corp..............    2,625,000
    95,000*  Vencor, Inc........................    3,004,375
    34,000   Warner-Lambert Co..................    2,550,000
    40,020*  Wellpoint Health Networks, Inc.....    1,375,687
   305,000   West Co., Inc. (The)...............    8,616,250
                                                   94,956,837
             INDUSTRIAL SPECIALTY PRODUCTS &
             SERVICES -- 4.7%
   104,000   AGCO Corp..........................    2,977,000
   150,000   Borg-Warner Automotive, Inc........    5,775,000
    65,500   Danaher Corp.......................    3,053,937
    51,000   Dover Corp.........................    2,562,750
    55,000   Ingersoll Rand Co..................    2,447,500
    53,200   J & L Specialty Steel, Inc.........      605,150
    33,500   Magna Group, Inc...................    1,867,625
    55,000   Santa Fe Pacific Gold Corp.........      845,625
   300,000*  Strattec Security Corp.**..........    5,475,000
   185,000   Sundstrand Corp....................    7,862,500
    15,000   Tecumseh Products Co. Cl. A........      860,625
    25,000   Vulcan Materials Co................    1,521,875
    22,500   York International Corp............    1,257,188
                                                   37,111,775

8

                        EVERGREEN GROWTH AND INCOME FUND
(photo of building)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996

  SHARES                                            VALUE

COMMON STOCKS -- CONTINUED

             INFORMATION SERVICES &
             TECHNOLOGY -- .7%
    63,436   First Data Corp.................... $  2,315,414
    88,000*  Medic Computer Systems, Inc........    3,547,500
                                                    5,862,914
             LEISURE & TOURISM -- .9%
    60,000*  Choice Hotels Holdings, Inc........    1,057,500
   275,000   Gaylord Entertainment Co. Cl. A....    6,290,625
                                                    7,348,125
             PAPER & PACKAGING -- .3%
    75,000   Westvaco Corp......................    2,156,250
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- 7.5%
    49,805   Comcast Corp.......................      887,152
    39,000   Disney Walt Co. (The)..............    2,715,375
    42,000*  Evergreen Media Corp. Cl. A........    1,050,000
   229,800*  EZ Communications, Inc. Cl. A......    8,416,425
   410,000*  Jacor Communications, Inc..........   11,223,750
   175,000*  Jacor Communications, Inc. Warrants
             exp. 2001..........................      350,000
   100,000*  Katz Media Group, Inc..............    1,125,000
    40,000   Knight-Ridder, Inc.................    1,530,000
   215,000*  Lin Television Corp................    9,083,750
    15,000   McGraw-Hill Cos., Inc..............      691,875
    43,000   Scripps, (E.W.), Inc...............    1,505,000
   185,000   TCA Cable TV, Inc..................    5,573,125
   160,000   Time Warner, Inc...................    6,000,000
    50,000*  U S WEST Media Group...............      925,000
    35,000*  Univision Communications,
             Inc. Cl. A.........................    1,295,000
     8,276*  Viacom Inc. Cl. A..................      285,522
     2,800   Washington Post Co. (The)..........      938,350
   184,500*  Young Broadcasting Inc. Cl. A......    5,396,625
                                                   58,991,949
             RETAILING & WHOLESALE -- .6%
   109,800*  Carson Pirie Scott & Co............    2,772,450
    12,500   Mercantile Stores Co., Inc.........      617,188
    20,000   Sears, Roebuck & Co................      922,500
                                                    4,312,138
             THRIFT INSTITUTIONS -- 2.1%
   126,500   Washington Mutual, Inc.............    5,479,031
   300,000   Webster Financial Corp.............   11,025,000
                                                   16,504,031
             TRANSPORTATION -- 2.6%
    45,000   Burlington Northern Santa Fe.......    3,886,875
  SHARES                                            VALUE

             TRANSPORTATION -- CONTINUED

   190,000   Kansas City Southern
             Industries, Inc.................... $  8,550,000
   130,000   Union Pacific Corp.................    7,816,250
                                                   20,253,125
             UTILITIES -- 3.2%
    62,000   AT&T Corp..........................    2,697,000
    65,000   Century Telephone Enterprises,
             Inc................................    2,006,875
    64,000   Commonwealth Energy System.........    1,504,000
    70,000   Houston Inds., Inc.................    1,583,750
    50,000   Illinova Corp......................    1,375,000
   108,000   MCI Communications Corp............    3,530,250
    40,000   Texas Utilities Co.................    1,630,000
   300,000   TNP Enterprises, Inc...............    8,212,500
    45,000   Unicom Corp........................    1,220,625
    60,000*  WorldCom, Inc......................    1,563,750
                                                   25,323,750
               TOTAL COMMON STOCKS
                  (COST $463,898,577)...........  641,252,534
PREFERRED STOCK -- 0.0% (A)
             HEALTHCARE PRODUCTS &
             SERVICES -- 0.0% (A)
   130,000*  Fresenius National Med Care,
             Inc. Cl. D
             (COST $22,740).....................       16,900
CONVERTIBLE PREFERRED STOCK -- .1%
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- .1%
     6,407*  TCI Pacific Communications, Inc.
             5.00%, 7/31/06
             (COST $622,947)....................      585,440
PRINCIPAL
  AMOUNT
CORPORATE BONDS -- .2%
             ENERGY -- .1%
             Columbia Gas Systems, Inc. (The)
$  106,000   6.39%, 11/28/00....................      105,042
   101,000   6.61%, 11/28/02....................      100,110
   101,000   6.80%, 11/28/05....................       99,429
   101,000   7.05%, 11/28/07....................      100,316
   101,000   7.32%, 11/28/10....................       99,452

                                                                               9

                        EVERGREEN GROWTH AND INCOME FUND
(photo of building)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996

PRINCIPAL
  AMOUNT                                            VALUE

CORPORATE BONDS -- CONTINUED
             ENERGY -- CONTINUED

             Columbia Gas Systems, Inc. (The)
$  101,000   7.42%, 11/28/15.................... $     98,059
   101,000   7.62%, 11/28/25....................       98,527
                                                      700,935
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- .1%
             Time Warner, Inc.
   206,000   6.46%, 2/15/97.....................      206,037
   123,000   7.975%, 8/15/04....................      125,654
   247,000   8.11%, 8/15/06.....................      253,530
   247,000   8.18%, 8/15/07.....................      253,774
    92,000   Viacom Inc.
             8.00%, 7/7/06......................       88,170
                                                      927,165
               TOTAL CORPORATE BONDS
                  (COST $1,595,465).............    1,628,100
SHORT-TERM INVESTMENTS -- 17.9%
             COMMERCIAL PAPER -- 15.3%
14,000,000   A.H. Robins Co., Inc.
             5.55%, 2/6/97......................   13,922,300
 9,100,000   Bell Atlantic Financial Services
             5.50%, 1/30/97.....................    9,059,682
 7,300,000   BellSouth Telecommunications Inc.
             5.40%, 2/4/97......................    7,262,770
12,000,000   Cargill Financial Services Corp.
             5.37%, 1/8/97......................   11,987,470
 4,000,000   Cortez Capital Corp.
             5.58%, 2/24/97.....................    3,966,520
             Eiger Capital Corp.
 1,300,000   5.43%, 1/10/97.....................    1,298,235
12,000,000   5.45%, 1/13/97.....................   11,978,200
 2,100,000   5.50%, 1/16/97.....................    2,095,188
 4,200,000   Equitable of Iowa Cos.
             5.47%, 1/7/97......................    4,196,171
             Golden Managers Acceptance Corp.

 PRINCIPAL
$ AMOUNT                                         $  VALUE
SHORT-TERM INVESTMENTS -- CONTINUED
             COMMERCIAL PAPER -- CONTINUED
  1,100,000   5.45%, 1/8/97.....................    1,098,834
    800,000   5.45%, 1/22/97....................      797,457
 14,600,000   Great Lakes Chemical Corp.
              5.65%, 2/7/97.....................   14,515,219
    600,000   Receivables Capital Corp.
              5.70%, 1/27/97....................      597,530
  6,100,000   Swiss Re Financial Products Corp.
              5.40%, 1/16/97....................    6,086,275
  7,300,000   Three Rivers Funding Corp.
              5.72%, 1/21/97....................    7,276,802
 15,000,000   Unifunding, Inc.
              5.55%, 2/7/97.....................   14,914,437
  8,600,000   Virginia Electric & Power Co.
              5.40%, 1/10/97....................    8,588,390
                                                  119,641,480
              U.S. GOVERNMENT AGENCY NOTE --
              2.6%
 20,000,000   Federal National Mtge. Assn.
              5.28%, 1/14/97....................   19,961,867
                TOTAL SHORT-TERM INVESTMENTS
                   (COST $139,603,347)..........  139,603,347

               TOTAL INVESTMENTS --
                  (COST $605,743,076)... 100.2%   783,086,321
               OTHER ASSETS AND
                  LIABILITIES -- NET....   (.2)    (1,634,959)
               NET ASSETS............... 100.0%  $781,451,362

 * Non-income producing securities.
** Investment in a non-controlled affiliate. The Fund owns over 5% of outstanding voting securities. The Fund has a cost basis of $4,482,537 in this issue at December 31, 1996.
(a) Less than one-tenth of a percent.
See accompanying notes to financial statements.
10

                        EVERGREEN GROWTH AND INCOME FUND
(photo of building)
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS:
   Investments at value (identified cost $605,743,076)...........................................................  $783,086,321
   Cash..........................................................................................................       155,991
   Receivable for Fund shares sold...............................................................................     5,655,181
   Dividends and interest receivable.............................................................................       679,076
   Prepaid expenses..............................................................................................        12,606
         Total assets............................................................................................   789,589,175
LIABILITIES:
   Payable for investments purchased.............................................................................     6,164,255
   Payable for Fund shares repurchased...........................................................................       730,200
   Accrued advisory fee..........................................................................................       646,373
   Distribution fee payable......................................................................................       352,781
   Accrued expenses..............................................................................................       244,204
         Total liabilities.......................................................................................     8,137,813
NET ASSETS.......................................................................................................  $781,451,362
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $604,158,549
   Distribution in excess of net investment income...............................................................        (6,087)
   Distributions in excess of net realized gain on investment transactions.......................................       (44,345)
   Net unrealized appreciation of investments....................................................................   177,343,245
         Net assets..............................................................................................  $781,451,362
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($84,818,171 / 3,764,617 shares of beneficial interest outstanding)............................  $      22.53
   Sales charge -- 4.75% of offering price.......................................................................          1.12
         Maximum offering price..................................................................................  $      23.65
   Class B Shares ($244,835,641 / 10,915,374 shares of beneficial interest outstanding)..........................  $      22.43
   Class C Shares ($9,611,274 / 428,489 shares of beneficial interest outstanding)...............................  $      22.43
   Class Y Shares ($442,186,276 / 19,608,041 shares of beneficial interest outstanding)..........................  $      22.55

See accompanying notes to financial statements.
                                                                              11

                        EVERGREEN GROWTH AND INCOME FUND
(photo of building)
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $3,984).......................................               $  6,484,943
   Interest.....................................................................................                  4,585,041
         Total investment income................................................................                 11,069,984
EXPENSES:
   Advisory fee.................................................................................  $5,287,338
   Distribution fee -- Class A Shares...........................................................     122,222
   Distribution fee -- Class B Shares...........................................................     934,314
   Shareholder services fee -- Class B Shares...................................................     311,235
   Distribution fee -- Class C Shares...........................................................      36,055
   Shareholder services fee -- Class C Shares...................................................      12,018
   Transfer agent fee...........................................................................     329,132
   Registration and filing fees.................................................................     219,285
   Custodian fee................................................................................     184,341
   Professional fees............................................................................      48,605
   Reports and notices to shareholders..........................................................      34,721
   Insurance....................................................................................      13,443
   Trustees' fees and expenses..................................................................      11,987
   Miscellaneous................................................................................       4,589
         Total expenses.........................................................................   7,549,285
   Less: Fee waivers............................................................................      (5,000)
         Net expenses...........................................................................                  7,544,285
Net investment income...........................................................................                  3,525,699
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investment transactions.................................................                 11,660,346
   Net increase in unrealized appreciation of investments.......................................                102,653,116
Net gain on investments.........................................................................                114,313,462
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................               $117,839,161

See accompanying notes to financial statements.
12

                        EVERGREEN GROWTH AND INCOME FUND
(photo of building)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       YEAR ENDED
                                                                                                      DECEMBER 31,
                                                                                                   1996           1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income.....................................................................  $  3,525,699   $  1,291,809
   Net realized gain on investment transactions..............................................    11,660,346      5,206,584
   Net change in unrealized appreciation of investments......................................   102,653,116     28,342,991
         Net increase in net assets resulting from operations................................   117,839,161     34,841,384
DISTRIBUTIONS TO SHAREHOLDERS:
   FROM NET INVESTMENT INCOME:
   Class A Shares............................................................................      (346,965)       (93,250)
   Class B Shares............................................................................       (65,442)      (104,385)
   Class C Shares............................................................................        (2,714)        (5,584)
   Class Y Shares............................................................................    (3,093,315)    (1,088,590)
         Total distributions from net investment income......................................    (3,508,436)    (1,291,809)
   IN EXCESS OF NET INVESTMENT INCOME:
   Class A Shares............................................................................          (602)          (518)
   Class B Shares............................................................................          (114)          (580)
   Class C Shares............................................................................            (5)           (31)
   Class Y Shares............................................................................        (5,366)        (6,050)
         Total distributions in excess of net investment income..............................        (6,087)        (7,179)
   FROM NET REALIZED GAIN ON INVESTMENTS:
   Class A Shares............................................................................    (1,255,570)      (468,664)
   Class B Shares............................................................................    (3,652,416)    (1,156,785)
   Class C Shares............................................................................      (141,822)       (48,338)
   Class Y Shares............................................................................    (6,629,223)    (3,524,196)
         Total distributions from net realized gain on investments...........................   (11,679,031)    (5,197,983)
   IN EXCESS OF NET REALIZED GAIN ON INVESTMENTS:
   Class A Shares............................................................................        (4,767)            --
   Class B Shares............................................................................       (13,868)            --
   Class C Shares............................................................................          (538)            --
   Class Y Shares............................................................................       (25,172)            --
         Total distributions in excess of net realized gain on investments...................       (44,345)            --
         Total distributions to shareholders.................................................   (15,237,899)    (6,496,971)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold.................................................................   470,077,641    131,253,002
   Proceeds from acquisition of FFB Lexicon Capital Appreciation Fund........................   159,432,723             --
   Proceeds from reinvestment of distributions...............................................    13,005,089      5,712,264
   Payment for shares redeemed...............................................................  (171,525,826)   (30,906,224)
         Net increase resulting from Fund share transactions.................................   470,989,627    106,059,042
         Net increase in net assets..........................................................   573,590,889    134,403,455
NET ASSETS:
   Beginning of year.........................................................................   207,860,473     73,457,018
   End of year (including distribution in excess of net investment income of $6,087 at
     December 31, 1996)......................................................................  $781,451,362   $207,860,473

See accompanying notes to financial statements.
                                                                              13

                      EVERGREEN GROWTH AND INCOME FUND --
                            CLASS A, B AND C SHARES
(photo of building)
                              FINANCIAL HIGHLIGHTS

                                                     CLASS A SHARES                  CLASS B SHARES             CLASS C
                                                               JANUARY 3,                      JANUARY 3,        SHARES
                                                  YEAR           1995*            YEAR           1995*            YEAR
                                                 ENDED          THROUGH          ENDED          THROUGH          ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                  1996            1995            1996            1995            1996
PER SHARE DATA:
Net asset value, beginning of period.......      $18.63          $14.48          $18.59          $14.48          $18.58
Income from investment operations:
 Net investment income.....................         .12             .13             .00**           .05             .00**
 Net realized and unrealized gain on
  investments..............................        4.26            4.64            4.20            4.61            4.21
   Total from investment operations........        4.38            4.77            4.20            4.66            4.21
Less distributions to shareholders from:
 Net investment income.....................        (.13)           (.14)           (.01)           (.07)           (.01)
 Net realized gain on investments..........        (.35)           (.48)           (.35)           (.48)           (.35)
   Total distributions.....................        (.48)           (.62)           (.36)           (.55)           (.36)
Net asset value, end of period.............      $22.53          $18.63          $22.43          $18.59          $22.43
TOTAL RETURN+..............................       23.5%           33.0%           22.6%           32.2%           22.6%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (in millions)...         $85             $19            $245             $46             $10
Ratios to average net assets:
 Expenses..................................       1.41%           1.55%++#        2.17%           2.24%++#        2.17%
 Net investment income (loss)..............        .70%            .99%++#        (.06%)           .30%++#        (.06%)
Portfolio turnover rate....................         14%             17%             14%             17%             14%
Average commission rate paid per share.....      $.0566             N/A          $.0566             N/A          $.0566

                                              JANUARY 3,
                                                1995*
                                               THROUGH
                                             DECEMBER 31,
                                                 1995
PER SHARE DATA:
Net asset value, beginning of period.......     $14.48
Income from investment operations:
 Net investment income.....................        .06
 Net realized and unrealized gain on
  investments..............................       4.60
   Total from investment operations........       4.66
Less distributions to shareholders from:
 Net investment income.....................       (.08)
 Net realized gain on investments..........       (.48)
   Total distributions.....................       (.56)
Net asset value, end of period.............     $18.58
TOTAL RETURN+..............................      32.2%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (in millions)...         $2
Ratios to average net assets:
 Expenses..................................      2.15%++#
 Net investment income (loss)..............       .35%++#
Portfolio turnover rate....................        17%
Average commission rate paid per share.....        N/A

*  Commencement of class operations.
** Less than one cent per share.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                             CLASS A         CLASS B
                                                                                              SHARES          SHARES
                                                                                            JANUARY 3,      JANUARY 3,
                                                                                              1995*           1995*
                                                                                             THROUGH         THROUGH
                                                                                           DECEMBER 31,    DECEMBER 31,
                                                                                               1995            1995
Expenses................................................................................       1.64%           2.26%
Net investment income (loss)............................................................        .90%            .28%
                                                                                            CLASS C
                                                                                             SHARES
                                                                                           JANUARY 3,
                                                                                             1995*
                                                                                            THROUGH
                                                                                          DECEMBER 31,
                                                                                              1995
Expenses................................................................................       4.94%
Net investment income (loss)............................................................      (2.44%)

See accompanying notes to financial statements.
14

                      EVERGREEN GROWTH AND INCOME FUND --
                                 CLASS Y SHARES
(photo of building)
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                     1996       1995       1994       1993
PER SHARE DATA:
Net asset value, beginning of year...............................................   $18.64     $14.52     $15.41     $14.18
Income from investment operations:
 Net investment income...........................................................      .18        .18        .14        .14
 Net realized and unrealized gain on investments.................................     4.25       4.59        .12       1.91
   Total from investment operations..............................................     4.43       4.77        .26       2.05
Less distributions to shareholders from:
 Net investment income...........................................................     (.17)      (.17)      (.14)      (.14)
 Net realized gain on investments................................................     (.35)      (.48)     (1.01)      (.68)
   Total distributions...........................................................     (.52)      (.65)     (1.15)      (.82)
Net asset value, end of year.....................................................   $22.55     $18.64     $14.52     $15.41
TOTAL RETURN.....................................................................    23.8%      32.9%       1.7%      14.4%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of year (in millions)...........................................     $442       $141        $73        $77
Ratios to average net assets:
 Expenses........................................................................    1.16%      1.27%      1.33%      1.26%
 Net investment income...........................................................     .93%      1.11%       .96%       .99%
Portfolio turnover rate..........................................................      14%        17%        29%        28%
Average commission rate paid per share...........................................   $.0566        N/A        N/A        N/A

                                                                                    1992
PER SHARE DATA:
Net asset value, beginning of year...............................................  $12.99
Income from investment operations:
 Net investment income...........................................................     .15
 Net realized and unrealized gain on investments.................................    1.65
   Total from investment operations..............................................    1.80
Less distributions to shareholders from:
 Net investment income...........................................................    (.15)
 Net realized gain on investments................................................    (.46)
   Total distributions...........................................................    (.61)
Net asset value, end of year.....................................................  $14.18
TOTAL RETURN.....................................................................   13.8%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of year (in millions)...........................................     $64
Ratios to average net assets:
 Expenses........................................................................   1.33%
 Net investment income...........................................................   1.18%
Portfolio turnover rate..........................................................     30%
Average commission rate paid per share...........................................     N/A

See accompanying notes to financial statements.
                                                                              15

                     EVERGREEN SMALL CAP EQUITY INCOME FUND

(photo of building)
A Report From Your
Portfolio Manager
Nola M. Falcone
   We are happy to announce that Evergreen Small Cap Equity   (photo of
Income Fund completed its third full calendar year on December Nola M. Falcone) 31, 1996, with a total return of 22.3%* (Class Y, no-load shares) -- notable when you compare it with the Russell 2000
Index** which was up 16.5% and the Wilshire Small Cap Value
Index** which was up 15.4% during that time. For the three
years ended December 31, the Fund's average annual compound
rate of return of 16.2% (Class Y shares) compares well with
the average annual compound return of the Russell 2000, 13.7%
and the Wilshire Small Cap Value Index, 13.6%. For the period since its inception on October 1, 1993, through December
31, 1996, the Fund's average annual compound return was 15.7%
(Class Y shares). As of December 31, the Fund (Class Y shares)
received its first rating by Morningstar, Inc., -- four stars+. The Fund was rated against 1,825 other domestic equity funds. For the Fund's Class A shares, the 12-month total return ended December 31, was 16.2%. The average annual compound rate of return for the period since the inception of Class A shares on January 3, 1995, through December 31, 1996, was 22.7%. (Please see page 19 for additional performance information.)
   This Fund was designed to benefit from investment in small entrepreneurial growth companies which we believe are undervalued, and attempts to reduce risk by seeking to provide a yield greater than that of the S&P 500 Reinvested Index++. The majority of our investments are in companies under $500 million market capitalization. The median market cap of the portfolio as of December 31, 1996, was $296.6 million. So far, the volatility of the Fund's performance is lower than that of the market, as indicated by its beta which was .87 at fiscal year-end. Beta is a measure of the risk of a Fund's portfolio. It illustrates the volatility of the net asset value per share of a mutual fund as compared with the market as a whole as measured by the S&P 500 which is assigned a beta of 1. Generally, a beta of less than 1 indicates a fund would fluctuate less than market and greater than 1 indicates a fund would fluctuate more than the market. A beta is subject to change.
Figures represent past performance which is no guarantee of future results.
 * Performance figures include reinvestment of income dividend and capital gain distributions. Investment return and principal value will fluctuate. Investors' shares, when redeemed, may be worth more or less than their original cost.
   Class A shares are subject to a maximum 4.75% front end sales charge. The Fund also offers Class B shares which are subject to a maximum 5% contingent deferred sales charge, and Class C shares which are subject to a 1% contingent deferred sales charge within the first year of purchase. Performance for these classes of shares may be different.
** Unmanaged reinvested indexes of selected securities
 + Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 1996. Ratings are subject to change every month. Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. Ten percent of the funds in an investment category receive 5 stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and 10% receive one star.
++ The S&P 500 is an unmanaged index of common stocks in industry, transportation, finance, and public utilities, denoting general market performance as monitored by Standard & Poor's Corp. An investment can not be made in an index.
16

                     EVERGREEN SMALL CAP EQUITY INCOME FUND
(photo of building)
A Report From Your
Portfolio Manager -- (continued)
Investment Strategy
  Our basic themes have focused in five major areas -- 1) the strong merger and acquisition prospects within many industries; 2) the restructuring of companies in order to compete more effectively; 3) value timing opportunities in stocks which have become temporarily depressed; 4) energy-related issues; and 5) real estate issues. Nationally, mergers and acquisitions continued at a record pace in 1996 -- $659 billion, up 27% from $519 billion in 1995. This is staggering when compared with those of the early 1980's which averaged around $82.5 billion. We have tried to capitalize on this trend by buying undervalued issues that not only have good growth potential but were undervalued relative to the takeover multiples we were seeing offered in consolidating industries. Our observation has been that the entrepreneurial companies in which we invest, particularly those still under the aegis of their founders, are often candidates for acquisitions by larger firms seeking to diversify and improve earnings. It is often easier to buy growth or create margin investment from synergistic combinations than build internally.
  During the year, four takeover offers were made for companies held in our portfolio. An acquisition offer for United Cities Gas Co. was made by Atmos Energy Corp.; Crestar offered to buy Citizens Bancorp, which takeover was finalized in January 1997, for a gain of 106.7% since our purchase in April 1995; West Coast Bancorp, Inc., received an offer from F.N.B. Corp.; and Liberty Bancorp, Inc., received an offer from Banc One Corp. As we continued to see consolidation and takeovers, we invested the largest segment of the portfolio in banks which, in turn, proved to be one of the best performing sectors of the portfolio. We also added a number of gas distributors when we began to see industry consolidation heat up as deregulation prompted electric utilities to look for ways to improve their earnings. Managements of electric utilities began to realize the synergies they could achieve by acquiring gas utilities in their geographic areas. One of our strongest performers, Petrolite Corp., agreed with its largest owner, William Barnickle, to sell the company to recognize the inherent value. Barnickle started a proxy fight after Petrolite rejected offers from two companies that valued the company around $40 per share. As a result of this announcement, the stock has moved up to $48.00. Our original purchase price in September 1995, was $27.50.
  As stated earlier, we also focus on issues that should begin to benefit from recent restructuring efforts. A good illustration is that of Woodward Governor Co., a strong performer this year. Woodward Governor Co., which designs and manufactures controls and accessory products for aerospace and industrial companies, had been restructuring for the past few years prior to our purchase. We believed these restructuring efforts would help earnings and margins, particularly since Woodward Governor Co., would be a beneficiary of an increased order pattern from the aerospace industry. At the time of our purchase, the stock was very undervalued on a cash flow and earnings basis given its positive outlook. Subsequent to our purchase on March 20, 1996, at $86 per share, the stock has moved up 65% to $133.00 per share. Another restructuring issue which we have purchased in the year included Lance, Inc., a snack food company, which has now the advantages of a new very strong Board of Directors plus new computerized systems and more consumer-driven response systems. We also added Goulds Pumps, Inc., whose restructuring efforts should lead to stronger revenues and better margins and earnings. During the year we realized gains in issues whose improved earnings benefited from restructuring. These included Shared Medical Systems Corp., +131.3% for a little over two years and Lindberg Corp., +110.5% held two years, eight months.
  Value timing opportunities included our purchase of Oneida Limited which we purchased upon the sale of their underperforming wire division. We believe their basic tableware lines have potential for growth and the company now may be a possible takeover candidate. In addition, we purchased Luby's Cafeterias, Inc., after it was removed from the S&P 500 and American List Corp., after disappointing earnings reports. Further
                                                                              17

                     EVERGREEN SMALL CAP EQUITY INCOME FUND
(photo of building)
A Report From Your
Portfolio Manager -- (continued)
analysis of the two companies' fundamentals and discussions with management led us to believe that the market had overreacted to short-term concerns and that growth in earnings seemed achievable.
   Our interest in the energy field was sparked by our observation of the development of improved technologies and the growth from independent companies, which developed as the major oil companies went through massive restructuring efforts during the last few years and created an availability of talent and exploration and production properties. We have watched this phenomenon with interest and purchased convertibles from independent energy companies which were issued this year. Our largest investment was in Key Energy Group, Inc. 7% Convertible Debentures due 07/01/03. At fiscal year-end, these bonds, purchased in June 1996, have an unrealized gain of 27.5%. Key Energy Group, Inc., is primarily in the well servicing business where demand has been growing in response to better oil and gas prices recently. They also have been successful in exploration and production in West Texas. We also purchased the common stock of Offshore Logistics, Inc., and Penn Virginia Corp.
   The portfolio's real estate holdings also proved to be very successful this year, led by the gain of Bradley Real Estate, Inc., which took over Tucker Properties Corp.; followed by CBL & Associates Properties, Inc. All of the holdings that we had in the real estate area provided positive returns.
   Complementing our theme investing is our search for special situations or very undervalued individual issues. Some of the purchases this year included Robbins & Meyers, Inc. 6 1/2% Convertible Debentures due 09/01/03, BGS Systems, Inc., a software company which is designed to enable customers to make more efficient use of their computer system, and Russ Berrie & Co., Inc., a gift and toy company.
   The Fund's performance was hampered during the year by the gas distribution group, although long-term we believe that many of the gas distributors will be acquired. In addition, several of our industrial restructuring candidates and a number of our convertible debentures have still yet to provide strong performance.
Outlook
  As we enter 1997, the U.S. economy is still experiencing low inflation and satisfactory growth. We are ever mindful, though, of the possibility of inflation re-igniting as many sectors of the economy are experiencing tighter labor conditions. We also see the possibility of the rebound of economies around the world this year with the exception of the economy of Japan. This worldwide growth may push up the usage of capacity in many businesses, which may have inflationary implications. We believe that the economy will still benefit from a strong merger and acquisition trend in the first half of this year and perhaps into the second half as big companies are using their higher-priced stocks to buy undervalued, small capitalization companies which have lagged the market. Technology innovation in personal computers, internet and intranet services, and telecommunications are still creating dramatic demands for products and services in our country and abroad. Technology-based businesses will probably provide positive long-term growth for a few years.
  Evergreen Asset Management Corp. currently has 16 people involved in portfolio management and original, fundamental research who have an average experience of 20 years. The Fund has the benefit of having ideas generated from a wide range of research from this group. Of note is the addition of Eric Cinnamond, CFA, assistant portfolio manager, who has been instrumental in managing this Fund.
  Even though we have had a dramatic growth in the size of the Fund since the beginning of the fiscal year, increasing from $5.3 million in net assets at December 31, 1995, to $9.7 at December 31, 1996, to $15 million currently, we have continued to find opportunity to easily invest these monies. We welcome our new shareholders and seek to produce favorable returns as we focus on investing in well-run, well-financed smaller companies.
18

                     EVERGREEN SMALL CAP EQUITY INCOME FUND
(photo of building)
Results to Date
Performance of $10,000 invested in the
Evergreen Small Cap Equity Income Fund
     The graphs below compare a $10,000 investment in the Evergreen Small Cap Equity Income Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the Russell 2000 and the NASDAQ OTC Composite Indexes ("Indexes").
                              [Charts to follow.]

CLASS A
1-YEAR TOTAL RETURN=16.2%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=22.7%

Evergreen Small Cap Equity Fund
NASDAQ OTC Composite Index
Russell 2000 Index

                       1/3/95*   6/30/95   12/31/95   6/30/96   12/31/96

                         (Customer to supply Plot points)

CLASS B
1-YEAR TOTAL RETURN=16.1%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=23.3%

Evergreen Small Cap Equity Fund
NASDAQ OTC Composite Index
Russell 2000 Index

                       1/3/95*   6/30/95   12/31/95   6/30/96   12/31/96

                         (Customer to supply Plot points)

CLASS C
1-YEAR TOTAL RETURN=20.1%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=25.0%

Evergreen Small Cap Equity Fund
NASDAQ OTC Composite Index
Russell 2000 Index

                       1/3/95*   6/30/95   12/31/95   6/30/96   12/31/96

                         (Customer to supply Plot points)

CLASS Y
1-YEAR TOTAL RETURN=22.4%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=15.7%

Evergreen Small Cap Equity Fund
NASDAQ OTC Composite Index
Russell 2000 Index

                       10/1/93*   12/31/93   12/31/94   12/31/95   12/31/96

                         (Customer to supply Plot points)

*Commencement of class operations.
 Past performance is not predictive of future performance results. Mutual funds are
 not obligations of, or guaranteed by, any bank and are not federally insured.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on December 31, 1996; (c) all recurring fees (including investment advisory fees) net of fee waivers and reimbursements were deducted; and (d) all dividends and distributions were reinvested.
     The Indexes are unmanaged and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              19

                     EVERGREEN SMALL CAP EQUITY INCOME FUND
(photo of building)
                            Statement of Investments
                               December 31, 1996

 Shares                                               Value
 Common Stocks -- 75.4%
            Automotive Equipment &
            Manufacturing -- .7%
   6,000    Simpson Industries, Inc............... $    65,344
            Banks -- 19.4%
   3,000    ABC Bancorp...........................      50,625
   2,000    Amcore Financial, Inc.................      53,500
   3,000    BancorpSouth, Inc.....................      83,250
   8,000    CB Bancshares, Inc....................     234,000
   5,000    Citizens Bancorp......................     310,000
   6,000    First Essex Bancorp, Inc..............      78,750
   2,500    First Midwest Bancorp, Inc............      81,563
   9,747    Hudson Chartered Bancorp, Inc.........     255,861
   6,575    Interchange Financial Services Corp...     161,909
   2,000    Liberty Bancorp, Inc..................      99,500
   2,500    One Valley Bancorp of West
            Virginia, Inc.........................      92,813
   6,800    State Financial Services Corp.........     136,000
   5,000    Susquehanna Bancshares, Inc...........     173,125
   4,000    West Coast Bancorp, Inc...............      69,750
                                                     1,880,646
            Business Equipment &
            Services -- 3.4%
   3,400    American Business Products, Inc.......      85,425
   6,000    BGS Systems, Inc......................     164,250
   7,500    Computer Language Research, Inc.......      80,625
                                                       330,300
            Consumer Products &
            Services -- 5.9%
  15,000    Oneida, Ltd...........................     270,000
  17,100    Piccadilly Cafeterias, Inc............     158,175
   6,000    Polaris Industries, Inc...............     142,500
                                                       570,675
            Electrical Equipment &
            Services -- 3.3%
   4,000    Badger Meter, Inc.....................     153,500
   8,100    Research, Inc.........................      40,500
  10,000    Tech/OPS Sevcon, Inc..................     128,750
                                                       322,750
            Energy -- 3.5%
   1,500    Berry Petroleum Co. Cl. A.............      21,562
   5,000    Enron Global Power & Pipelines
            L.L.C.................................     135,000
   4,000    Penn Virginia Corp....................     187,000
                                                       343,562
 Shares                                               Value

            Finance & Insurance -- 4.6%
   6,000    Arthur J. Gallagher & Co.............. $   186,000
   5,000    GCR Holdings, Ltd.....................     111,250
   5,000    LaSalle Re Holdings, Ltd..............     146,250
                                                       443,500
            Food & Beverage Products -- 1.9%
  10,000    Lance, Inc............................     180,000
            Food Retailing & Distribution -- 2.7%
  24,000    Bridgford Foods Corp..................     204,000
   3,000    Luby's Cafeterias, Inc................      60,204
                                                       264,204
            Healthcare Products &
            Services -- 2.1%
   2,500    ADAC Laboratories.....................      59,688
  12,000    Kinetic Concepts, Inc.................     147,000
                                                       206,688
            Industrial Specialty Products
            & Services -- 7.2%
   5,000    BW/IP, Inc............................      82,500
  10,000    Goulds Pumps, Inc.....................     229,375
   1,000    Petrolite Corp........................      48,000
   2,900    Raven Industries, Inc.................      65,975
     500    Spartech Corp.........................       5,562
   2,000    Woodward Governor Co..................     266,000
                                                       697,412
            Real Estate -- 3.1%
     891    Bradley Real Estate, Inc..............      16,038
   2,000    CBL & Associates Properties, Inc......      51,750
   2,000    Columbus Realty Trust.................      45,500
   1,000    Kranzco Realty Trust..................      16,875
   2,500    Sovran Self Storage, Inc..............      78,125
   4,000    Summit Properties, Inc................      88,500
                                                       296,788
            Retailing & Wholesale -- .5%
   2,800    Russ Berrie & Co., Inc................      50,400
            Thrift Institutions -- 7.4%
   4,000    First Financial Holdings, Inc.........      90,000
   7,000    First Palm Beach Bancorp, Inc.........     165,375
  18,000    Jacksonville Bancorp, Inc.............     263,250
   7,000    People's Savings Financial Corp.......     194,250
                                                       712,875
            Utilities -- Electric -- 1.4%
   5,000    TNP Enterprises, Inc..................     136,875

20

                     EVERGREEN SMALL CAP EQUITY INCOME FUND
(photo of building)
                    Statement of Investments -- (continued)
                               December 31, 1996

 Shares                                               Value

Common Stocks -- continued

            Utilities -- Gas -- 8.3%
   4,500    Atrion Corp........................... $    74,250
   7,100    Chesapeake Utilities Corp.............     119,812
   2,500    Delta Natural Gas Co., Inc............      46,250
   4,000    Energen Corp..........................     121,000
   7,400    NUI Corp..............................     167,425
   6,000    Public Service Company of North
            Carolina, Inc.........................     109,500
   6,000    Southwest Gas Corp....................     115,500
   2,000    United Cities Gas Co..................      45,000
                                                       798,737
            Total Common Stocks
              (cost $6,063,435)...................   7,300,756
 Convertible Preferred Stocks -- 3.1%
            Energy -- 2.0%
   4,000    Callon Petroleum Co.
            8.50%, Series A.......................     179,500
     400    Chieftain International Funding Corp.
            $1.8125...............................      13,100
                                                       192,600
            Publishing, Broadcasting &
            Entertainment -- 1.1%
   4,000    AMC Entertainment, Inc.
            $1.75.................................     108,000
            Total Convertible Preferred Stocks
              (cost $219,644).....................     300,600
Principal
 Amount
 Convertible Debentures -- 18.4%
            Banks -- .7%
$ 50,000    First State Bank Corp.
            7.00%, 11/1/03........................      70,750
            Building, Construction &
            Furnishings -- 1.1%
 100,000    Toll Corp.
            4.75%, 1/15/04........................     103,500
            Consumer Products &
            Services -- 1.3%
 130,000    Max & Erma's Restaurants, Inc.
            8.00%, 9/1/04.........................     124,800
Principal
 Amount                                               Value
 Convertible Debentures -- continued
            Energy -- 9.0%
$500,000    Key Energy Group, Inc.
            7.00%, 7/1/03, 144A................... $   637,500
 225,000    Offshore Logistics, Inc.
            6.00%, 12/15/03, 144A.................     236,813
                                                       874,313
            Finance & Insurance -- 1.1%
 100,000    Trenwick Group, Inc.
            6.00%, 12/15/99.......................     105,500
            Healthcare Products &
            Services -- 3.5%
 140,000    Maxxim Medical, Inc.
            6.75%, 3/1/03.........................     135,800
 100,000    Meridian Diagnostics, Inc.
            7.00%, 9/1/06.........................     101,000
 100,000    Physicians Resource Group, Inc.
            6.00%, 12/1/01........................      98,630
                                                       335,430
            Industrial Specialty Products
            & Services -- 1.2%
 100,000    Robbins & Myers, Inc.
            6.50%, 9/1/03.........................     112,500
            Retailing & Wholesale -- .5%
  50,000    Proffitt's, Inc.
            4.75%, 11/1/03........................      50,125
            Total Convertible Debentures
              (cost $1,590,203)...................   1,776,918
 Short-Term U.S. Government Agency Obligations -- 7.2%
            Federal Home Loan Mortgage Corp.
 100,000    5.40%, 1/9/97.........................      99,880
 600,000    5.43%, 1/21/97........................     598,190
            Total Short-Term U.S. Government
              Agency Obligations
              (cost $698,070).....................     698,070

            Total Investments --
              (cost $8,571,352).........  104.1%   10,076,344
            Other Assets and
              Liabilities -- net........   (4.1)     (400,148)
            Net Assets..................  100.0%  $ 9,676,196

Rule 144A securities are restricted as to resale to qualified institutional investors.
See accompanying notes to financial statements.
                                                                              21

                     EVERGREEN SMALL CAP EQUITY INCOME FUND
(photo of building)
                      Statement of Assets and Liabilities
                               December 31, 1996

Assets:
   Investments at value (identified cost $8,571,352)..............................................................  $10,076,344
   Cash...........................................................................................................      246,224
   Dividends and interest receivable..............................................................................       55,113
   Receivable for Fund shares sold................................................................................       24,378
   Unamortized organization expenses..............................................................................       11,536
   Prepaid expenses...............................................................................................        2,518
         Total assets.............................................................................................   10,416,113
Liabilities:
   Payable for investments purchased..............................................................................      668,969
   Accrued expenses...............................................................................................       68,742
   Payable for Fund shares repurchased............................................................................        1,600
   Distribution fee payable.......................................................................................          606
         Total liabilities........................................................................................      739,917
Net assets........................................................................................................  $ 9,676,196
Net assets consist of:
   Paid-in capital................................................................................................  $ 8,128,208
   Undistributed net investment income............................................................................        3,333
   Undistributed net realized gains on investment transactions....................................................       39,663
   Net unrealized appreciation of investments.....................................................................    1,504,992
         Net assets...............................................................................................  $ 9,676,196
Calculation of net asset value and maximum offering price per share:
   Class A Shares ($336,185/25,657 shares of beneficial interest outstanding).....................................  $     13.10
   Sales charge -- 4.75% of offering price........................................................................          .65
      Maximum offering price......................................................................................  $     13.75
   Class B Shares ($691,954/52,857 shares of beneficial interest outstanding).....................................  $     13.09
   Class C Shares ($56,251/4,298 shares of beneficial interest outstanding).......................................  $     13.09
   Class Y Shares ($8,591,806/654,876 shares of beneficial interest outstanding)..................................  $     13.12

See accompanying notes to financial statements.
22

                     EVERGREEN SMALL CAP EQUITY INCOME FUND
(photo of building)
                            Statement of Operations
                          Year Ended December 31, 1996

Investment income:
   Dividends.........................................................................................              $  221,319
   Interest..........................................................................................                  86,418
      Total investment income........................................................................                 307,737
Expenses:
   Advisory fee......................................................................................  $  63,333
   Distribution fee -- Class A Shares................................................................        618
   Distribution fee -- Class B Shares................................................................      3,199
   Shareholder services fee -- Class B Shares........................................................      1,066
   Distribution fee -- Class C Shares................................................................        267
   Shareholder services fee -- Class C Shares........................................................         89
   Registration and filing fees......................................................................     71,195
   Custodian fee.....................................................................................     59,940
   Transfer agent fee................................................................................     50,036
   Professional fees.................................................................................     15,594
   Reports and notices to shareholders...............................................................     11,634
   Insurance expense.................................................................................      7,193
   Amortization of organization expense..............................................................      5,744
   Trustees' fees and expenses.......................................................................      5,346
   Miscellaneous.....................................................................................      1,724
      Total expenses.................................................................................    296,978
   Less: Fee waivers and expense reimbursements......................................................   (196,739)
      Net expenses...................................................................................                 100,239
Net investment income................................................................................                 207,498
Net realized and unrealized gain on investments:
   Net realized gain on investment transactions......................................................                 329,191
   Net change in unrealized appreciation of investments..............................................                 833,605
Net gain on investments..............................................................................               1,162,796
Net increase in net assets resulting from operations.................................................              $1,370,294

See accompanying notes to financial statements.
                                                                              23

                     EVERGREEN SMALL CAP EQUITY INCOME FUND
(photo of building)
                       Statement of Changes in Net Assets

                                                                                                            Year Ended
                                                                                                           December 31,
                                                                                                       1996            1995
Increase (decrease) in net assets:
Operations:
   Net investment income.........................................................................   $   207,498     $  159,722
   Net realized gain on investment transactions..................................................       329,191        232,995
   Net change in unrealized appreciation of investments..........................................       833,605        786,111
      Net increase in net assets resulting from operations.......................................     1,370,294      1,178,828
Distributions to shareholders from:
   Net investment income:
   Class A Shares................................................................................        (7,618)        (5,089)
   Class B Shares................................................................................        (9,798)        (4,875)
   Class C Shares................................................................................          (710)          (421)
   Class Y Shares................................................................................      (186,039)      (155,906)
      Total distributions to shareholders from net investment income.............................      (204,165)      (166,291)
   Net realized gain on investments:
   Class A Shares................................................................................       (12,475)        (8,583)
   Class B Shares................................................................................       (27,933)       (10,427)
   Class C Shares................................................................................        (1,936)          (900)
   Class Y Shares................................................................................      (279,606)      (196,151)
      Total distributions to shareholders from net realized gain on investments..................      (321,950)      (216,061)
      Total distributions to shareholders........................................................      (526,115)      (382,352)
Fund share transactions:
   Proceeds from shares sold.....................................................................     4,304,325      1,451,437
   Proceeds from reinvestment of distributions...................................................       374,529        315,637
   Payment for shares redeemed...................................................................    (1,159,053)      (864,156)
      Net increase resulting from Fund share transactions........................................     3,519,801        902,918
         Net increase in net assets..............................................................     4,363,980      1,699,394
Net assets:
   Beginning of year.............................................................................     5,312,216      3,612,822
   End of year (including undistributed net investment income of $3,333 at December 31, 1996)....   $ 9,676,196     $5,312,216

See accompanying notes to financial statements.
24

                     EVERGREEN SMALL CAP EQUITY INCOME FUND
                            CLASS A, B AND C SHARES
(photo of building)
                              Financial Highlights

                                                  Class A Shares                      Class B Shares               Class C
                                                            January 3,                          January 3,          Shares
                                             Year              1995*             Year              1995*             Year
                                            Ended             through           Ended             through           Ended
                                         December 31,      December 31,      December 31,      December 31,      December 31,
                                             1996              1995              1996              1995              1996
Per Share Data:
Net asset value, beginning of
  period..............................      $11.57              $9.64           $11.57              $9.64           $11.56
Income from investment operations:
  Net investment income...............         .34                .34              .27                .28              .28
  Net realized and unrealized gain on
    investments.......................        2.13               2.45             2.11               2.43             2.10
    Total from investment
      operations......................        2.47               2.79             2.38               2.71             2.38
Less distributions to shareholders
  from:
  Net investment income...............        (.34)              (.37)            (.26)              (.29)            (.25)
  Net realized gains on investments...        (.60)              (.49)            (.60)              (.49)            (.60)
    Total distributions...............        (.94)              (.86)            (.86)              (.78)            (.85)
Net asset value, end of period........      $13.10             $11.57           $13.09             $11.57           $13.09
Total Return+.........................       22.0%              29.5%            21.1%              28.7%            21.1%
Ratios & Supplemental Data:
Net assets, end of period (000's
  omitted)............................        $336               $216             $692               $266              $56
Ratios to average net assets#:
  Expenses............................       1.75%              1.75%++          2.50%              2.50%++          2.50%
  Net investment income...............       3.08%              3.39%++          2.39%              2.67%++          2.33%
Portfolio turnover rate...............         50%                48%              50%                48%              50%
Average commission rate paid per
  share...............................      $.0635                N/A           $.0635                N/A           $.0635

                                          January 24,
                                             1995*
                                            through
                                         December 31,
                                             1995
Per Share Data:
Net asset value, beginning of
  period..............................        $9.74
Income from investment operations:
  Net investment income...............          .28
  Net realized and unrealized gain on
    investments.......................         2.33
    Total from investment
      operations......................         2.61
Less distributions to shareholders
  from:
  Net investment income...............         (.30)
  Net realized gains on investments...         (.49)
    Total distributions...............         (.79)
Net asset value, end of period........       $11.56
Total Return+.........................        27.3%
Ratios & Supplemental Data:
Net assets, end of period (000's
  omitted)............................          $24
Ratios to average net assets#:
  Expenses............................        2.50%++
  Net investment income...............        2.63%++
Portfolio turnover rate...............          48%
Average commission rate paid per
  share...............................          N/A

 * Commencement of class operations.
 + Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
 # Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                  Class A Shares                      Class B Shares                Class C
                                                            January 3,                           January 3,          Shares
                                             Year              1995*              Year             1995*              Year
                                            Ended             through            Ended            through            Ended
                                         December 31,      December 31,       December 31,      December 31,      December 31,
                                             1996              1995               1996              1995              1996
    Expenses.........................        5.03%             24.45%             5.72%             20.90%            5.77%
    Net investment income loss.......        (.19%)           (19.30%)            (.83%)           (15.72%)           (.94%)

                                        January 24,
                                           1995*
                                          through
                                        December 31,
                                            1995
    Expenses.........................      187.29%
    Net investment income loss.......     (182.16%)

See accompanying notes to financial statements.
                                                                              25

                     EVERGREEN SMALL CAP EQUITY INCOME FUND
                                 CLASS Y SHARES
(photo of building)
                      Financial Highlights -- (continued)

                                                                                       Year Ended December 31,
                                                                               1996             1995             1994
Per Share Data:
Net asset value, beginning of period....................................       $11.58           $9.70           $10.15
Income (loss) from investment operations:
  Net investment income.................................................          .38             .38              .34
  Net realized and unrealized gain (loss) on investments................         2.13            2.38             (.41)
    Total from investment operations....................................         2.51            2.76             (.07)
Less distributions to shareholders from:
  Net investment income.................................................         (.37)           (.38)            (.33)
  Net realized gains on investments.....................................         (.60)           (.50)            (.05)
    Total distributions.................................................         (.97)           (.88)            (.38)
Net asset value, end of period..........................................       $13.12          $11.58            $9.70
Total Return+...........................................................        22.4%           29.1%             (.7%)
Ratios & Supplemental Data:
Net assets, end of period (000's omitted)...............................      $ 8,592          $4,806           $3,613
Ratios to average net assets#:
  Expenses..............................................................        1.50%           1.50%            1.48%
  Net investment income.................................................        3.36%           3.56%            3.72%
Portfolio turnover rate.................................................          50%             48%               9%
Average commission rate paid per share..................................      $ .0635             N/A              N/A
                                                                           October 1,
                                                                             1993*
                                                                            through
                                                                          December 31,
                                                                              1993
Per Share Data:
Net asset value, beginning of period....................................     $10.00
Income (loss) from investment operations:
  Net investment income.................................................        .10
  Net realized and unrealized gain (loss) on investments................        .15
    Total from investment operations....................................        .25
Less distributions to shareholders from:
  Net investment income.................................................       (.10)
  Net realized gains on investments.....................................         --
    Total distributions.................................................       (.10)
Net asset value, end of period..........................................     $10.15
Total Return+...........................................................       2.5%
Ratios & Supplemental Data:
Net assets, end of period (000's omitted)...............................     $2,236
Ratios to average net assets#:
  Expenses..............................................................         0%++
  Net investment income.................................................      4.07%++
Portfolio turnover rate.................................................        15%
Average commission rate paid per share..................................        N/A

 * Commencement of operations.
 + Total return is calculated for the periods indicated and is not annualized. ++ Annualized.
 # Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                       Year Ended December 31,
                                                                               1996             1995             1994
    Expenses............................................................        4.75%           4.34%            4.68%
    Net investment income (loss)........................................         .11%            .72%             .53%
                                                                           October 1,
                                                                             1993*
                                                                            through
                                                                          December 31,
                                                                              1993
    Expenses............................................................      4.39%
    Net investment income (loss)........................................      (.33%)

See accompanying notes to financial statements.
26

                             EVERGREEN UTILITY FUND
(photo of power lines)
A Report From Your
Portfolio Manager
Paul DiLella
   We are pleased to present the 1996 Annual Report for      (photo of
Evergreen Utility Fund. The Fund's 4.5%* total return (Class    Paul DiLella)
Y, no-load shares) for the 12 months ended December 31, 1996, compared with the total returns of 3.1% for the S&P Utility
Composite Index** and 23.0% for the S&P 500 Reinvested
Index*** for that time. The total return at net asset value for the 12 months ended December 31, for the Fund's Class A shares was 4.4%*. (Please see page 28 for additional performance information.)
   The utility sector in general, as well as Evergreen Utility
Fund, experienced a particularly difficult year in 1996, that was the result of a combination of higher interest rates and uncertainties regarding competition and deregulation within the industry. The telephone and electric stocks were among the worst sub-sectors of the stock market in 1996 and were a dramatically underperforming group. In addition, the overall strength in the general market caused traditional utility investors to seek other more profitable and predictable sectors.
   Electric and telecommunication companies are in the early throes of a transition toward increased competition, decreased regulation, and increased volatility for their sales and share prices. One result of this should be continued consolidation across energy industries. Several of the companies among the Fund's current holdings have announced or been involved in mergers during the past twelve months. We expect more mergers in the future and are analyzing the industry for opportunities for the Fund. Mergers will be an important defense as utilities seek to achieve economies of scale, gain market share and/or diversify their source for earnings growth.
   While 1996 performance of the Fund compared favorably with that of the S&P Utility Index, we were somewhat disappointed by overall results. Relatively high concentrations of electric and telephone securities in the portfolio and lagging performance of our Real Estate Investment Trusts and technology positions impacted overall results. In an effort to reduce the risk associated with holding high concentrations of utility securities, the non-utility sector of the Fund was increased with the additions of Unocal Corp., Ford Motor Co., Dow Chemical Co. and Philip Morris Cos., Inc.
   In our opinion, underperformance seen in the electric and telephone areas represent a buying opportunity. We are seeing very attractive historical valuations in both areas. In fact, the dividend yield differential between the electric utilities and the S&P 500 is at its highest level in over twenty years+. If economic growth subsides and the financial markets slow, we would view utilities with strong competitive characteristics as excellent investment choices. Likewise, the Fund plans to continue to increase its non-utility investment, thus reducing sector risk, while being careful not to affect the Fund's yield. With increased diversification coupled with a utility sector rebound, the Fund should be on course to provide investors with solid returns for 1997.
   Thank you for your continued investment support and confidence in Evergreen Utility Fund.
Figures represent past performance which is no guarantee of future results.
  * Performance figures include reinvestment of income dividend and capital gain distributions. Investment return and principal value will fluctuate. Investors' shares, when redeemed, may be worth more or less than their original cost.
    Class A shares are subject to a maximum 4.75% front-end sales charge, which is not reflected in the Fund's performance figure above. If reflected, performance would be lower. The Fund also offers Class B shares which are subject to a maximum 5% contingent deferred sales charge, and Class C shares which are subject to a 1% contingent deferred sales charge within the first year of purchase. Performance for these classes of shares may be different.
 ** Unmanaged index of selected securities within the utility sector.
*** The S&P 500 Reinvested Index is an unmanaged index of common stocks in industry, transportation, finance, and public utilities, denoting general market performance as monitored by Standard & Poor's Corp. An investment can not be made in an index.
  + Source: Merrill Lynch Electric Utility Industry Overview, 1/8/97

                             EVERGREEN UTILITY FUND
(photo of power lines)
Results to Date
Performance of $10,000 invested in the
Evergreen Utility Fund
     The graphs below compare a $10,000 investment in the Evergreen Utility Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the S&P 500 and the S&P 500 Utility Indexes ("Indexes").
                   [four charts appear, plot point listed below]

CLASS A
1-YEAR TOTAL RETURN=0.6%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=7.1%
1/4/94*
6/30/94
12/31/94
6/30/95
12/31/95
6/30/96
12/31/96

CLASS B
1-YEAR TOTAL RETURN=-1.3%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=7.2%

1/4/94*
6/30/94/
12/31/94
6/30/95
12/31/95
6/30/96
12/31/96

CLASS C
1-YEAR TOTAL RETURN=2.5%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=12.4%
9/2/94*
12/31/94
6/30/95
12/31/95
6/30/96
12/31/96

CLASS Y
1-YEAR TOTAL RETURN=4.5%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=11.2%

2/28/94*
6/30/94
12/31/94
6/30/95
12/31/95
6/30/96
12/31/96

--Evergreen Utility Fund
S&P Utility Index
S&P 500 Index
*Commencement of class operations.
 Past performance is not predictive of future performance results. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on December 31, 1996; (c) all recurring fees (including investment advisory fees) net of fee waivers and reimbursements were deducted; and (d) all dividends and distributions were reinvested.
     The Indexes are unmanaged and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
28

                             EVERGREEN UTILITY FUND
(photo of power lines)
                            Statement of Investments
                               December 31, 1996

  Shares                                             Value
Common Stocks -- 89.5%
             Automotive Equipment &
             Manufacturing -- 2.3%
   100,000   Ford Motor Co....................... $  3,187,500
             Chemicals & Agricultural
             Products -- 2.0%
    35,000   Dow Chemical Co. (The)..............    2,743,125
             Consumer Products & Services -- 2.9%
    35,000   Philip Morris Cos., Inc.............    3,941,875
             Healthcare Products &
             Services -- 2.2%
    75,000   Pharmacia & Upjohn Inc..............    2,971,875
             Real Estate -- 1.1%
     6,666*  Echelon International Corp..........      104,156
    35,000   Equity Residential Properties
             Trust...............................    1,443,750
                                                     1,547,906
             Utilities -- Electric -- 41.6%
    82,000   American Electric Power Co., Inc....    3,372,250
   125,000   Central & South West Corp...........    3,203,125
   120,500   CINergy Corp........................    4,021,687
   150,000   Enova Corp..........................    3,412,500
   100,000   Florida Progress Corp...............    3,225,000
   100,000   FPL Group, Inc......................    4,600,000
   111,300   GPU, Inc............................    3,742,463
   150,000   Houston Industries, Inc.............    3,393,750
   120,000   Illinova Corp.......................    3,300,000
    48,000   NIPSCO Industries, Inc..............    1,902,000
   150,000   PacifiCorp..........................    3,075,000
    75,000   Portland General Corp...............    3,150,000
   150,000   PP&L Resources, Inc.................    3,450,000
   100,000   Public Service Co. of Colorado......    3,887,500
    80,000   Public Service Enterprise Group,
             Inc.................................    2,180,000
    35,000   Texas Utilities Co..................    1,426,250
   120,000   UtiliCorp United, Inc...............    3,240,000
    80,000   Western Resources, Inc..............    2,470,000
                                                    57,051,525
             Utilities -- Gas -- 7.3%
   120,000   MCN Corp............................    3,465,000
   105,000   NICOR Inc...........................    3,753,750
    75,000   Williams Cos., Inc. (The)...........    2,812,500
                                                    10,031,250
             Utilities -- Telephone -- 30.1%
   110,000   ALLTEL Corp.........................    3,451,250
    40,000   Ameritech Corp......................    2,425,000
    47,000   Bell Atlantic Corp..................    3,043,250
  Shares                                             Value

             Utilities -- Telephone -- continued

    90,000   BellSouth Corp...................... $  3,633,750
   175,000   Frontier Corp.......................    3,959,375
   130,000   GTE Corp............................    5,915,000
    40,800   Lucent Technologies, Inc............    1,887,000
   150,000   MCI Communications Corp.............    4,903,125
    60,000   SBC Communications, Inc.............    3,105,000
    60,000   Sprint Corp.........................    2,392,500
    37,000   Telefonica de Espana SA de CV,
             ADR.................................    2,562,250
   125,000   U.S. West Communications Group......    4,031,250
                                                    41,308,750
               Total Common Stocks
                  (cost $104,554,221)............  122,783,806
Convertible Preferred Stocks -- 7.0%
             Energy -- 2.1%
    50,000   Unocal Corp.........................    2,850,000
             Utilities -- Telephone -- 4.9%
   100,000   AirTouch Communications.............    2,725,000
    24,000   Compania de Iversiones en
             Telecomunicaciones SA, PRIDES
             (exchangeable for ADS's of
             Telefonica de Argentina SA), 144A...    1,266,000
    80,100   Nacional Financiera, SNC, PRIDES
             (exchangeable for ADS's of Telefonos
             de Mexico, SA de CV), 144A..........    2,703,375
                                                     6,694,375
               Total Convertible Preferred Stocks
                  (cost $10,052,824).............    9,544,375
Principal
  Amount
Corporate Bonds -- 3.0%
             Utilities -- Electric -- 2.3%
$1,000,000   Duke Power Co.
             7.00%, 9/1/05.......................      991,598
 1,000,000   Norsk Hydro AS
             7.75%, 6/15/23......................    1,036,738
 1,000,000   Virginia Electric & Power Co.
             7.57%, 12/9/02......................    1,041,369
                                                     3,069,705
             Utilities -- Telephone -- .7%
 1,000,000   Pacific Telephone & Telegraph Co.
             7.25%, 2/1/08.......................      989,258
               Total Corporate Bonds
                  (cost $3,802,643)..............    4,058,963

                                                                              29

                             EVERGREEN UTILITY FUND
(photo of power lines)
                    Statement of Investments -- (continued)
                               December 31, 1996

Principal
  Amount                                             Value
Repurchase Agreement -- .1%
$  164,736   Donaldson, Lufkin & Jenrette
             Securities Corp., 6.50% dated
             12/31/96, due 1/2/97 --
             collateralized by $156,000 U.S.
             Treasury Notes, 8.00%, 5/15/01;
             value, including accrued interest
             $169,111
             (cost $164,736)..................... $    164,736
            Total Investments --
              (cost $118,574,424)........  99.6%   136,551,880
            Other Assets and
              Liabilities -- net.........    .4        597,673
            Net Assets --................ 100.0%  $137,149,553

* Non-income producing securities.
The following abbreviations are used in this portfolio:
ADR -- American Depository Receipts
ADS -- American Depository Shares
PRIDES -- Provisionally Redeemable Income Debt Exchangeable for Stock
Rule 144A securities are restricted as to resale to qualified institutional investors.
See accompanying notes to financial statements.
30

                             EVERGREEN UTILITY FUND
(photo of power lines)
                      Statement of Assets and Liabilities
                               December 31, 1996

Assets:
   Investments at value (identified cost $118,574,424)...........................................................  $136,551,880
   Dividends and interest receivable.............................................................................       791,166
   Receivable for Fund shares sold...............................................................................       146,676
   Prepaid expenses..............................................................................................        41,759
      Total assets...............................................................................................   137,531,481
Liabilities:
   Payable for Fund shares repurchased...........................................................................       160,263
   Distribution fee payable......................................................................................        95,969
   Accrued expenses..............................................................................................        95,148
   Accrued advisory fee..........................................................................................        30,548
      Total liabilities..........................................................................................       381,928
Net assets.......................................................................................................  $137,149,553
Net assets consist of:
   Paid-in capital...............................................................................................  $119,094,687
   Undistributed net investment income...........................................................................       100,717
   Distributions in excess of net realized gains on investment transactions......................................       (23,307)
   Net unrealized appreciation of investments....................................................................    17,977,456
      Net assets.................................................................................................  $137,149,553
Calculation of net asset value and maximum offering price per share:
Class A Shares ($96,242,902/9,103,549 shares of beneficial interest outstanding).................................  $      10.57
Sales charge -- 4.75% of offering price..........................................................................           .53
   Maximum offering price........................................................................................  $      11.10
Class B Shares ($38,510,738/3,640,035 shares of beneficial interest outstanding).................................  $      10.58
Class C Shares ($395,720/37,407 shares of beneficial interest outstanding).......................................  $      10.58
Class Y Shares ($2,000,193/189,013 shares of beneficial interest outstanding)....................................  $      10.58

See accompanying notes to financial statements.
                                                                              31

                             EVERGREEN UTILITY FUND
(photo of power lines)
                            Statement of Operations
                          Year Ended December 31, 1996

Investment income:
   Dividends (net of foreign withholding taxes of $18,580).........................................               $ 6,423,879
   Interest........................................................................................                   452,100
      Total investment income......................................................................                 6,875,979
Expenses:
   Advisory fee....................................................................................  $  725,733
   Administrative personnel and service fees.......................................................      70,215
   Distribution fee -- Class A Shares..............................................................     252,753
   Distribution fee -- Class B Shares..............................................................     283,875
   Shareholder services fee -- Class B Shares......................................................      94,625
   Distribution fee -- Class C Shares..............................................................       2,843
   Shareholder services fee -- Class C Shares......................................................         948
   Transfer agent fee..............................................................................     224,192
   Custodian fee...................................................................................      91,954
   Reports and notices to shareholders.............................................................      85,237
   Registration and filing fees....................................................................      45,962
   Professional fees...............................................................................      30,625
   Insurance expense...............................................................................       2,903
   Trustees' fees and expenses.....................................................................       1,386
   Miscellaneous...................................................................................      21,098
      Total expenses...............................................................................   1,934,349
   Less: Fee waivers...............................................................................    (396,483)
      Net expenses.................................................................................                 1,537,866
Net investment income..............................................................................                 5,338,113
Net realized and unrealized gain (loss) on investments:
   Net realized gain on investments................................................................                 3,459,558
   Net decrease in unrealized appreciation of investments..........................................                (3,509,310)
Net loss on investments............................................................................                   (49,752)
Net increase in net assets resulting from operations...............................................               $ 5,288,361

See accompanying notes to financial statements.
32

                             EVERGREEN UTILITY FUND
(photo of power lines)
                       Statement of Changes in Net Assets

                                                                                                       Year Ended
                                                                                                      December 31,
                                                                                                   1996           1995
Increase (decrease) in net assets:
Operations:
   Net investment income.....................................................................  $  5,338,113   $  3,889,362
   Net realized gain on investments..........................................................     3,459,558      6,197,705
   Net change in unrealized appreciation of investments......................................    (3,509,310)    17,561,515
      Net increase in net assets resulting from operations...................................     5,288,361     27,648,582
Distributions to shareholders from:
   Net investment income:
   Class A Shares............................................................................    (3,887,411)    (2,358,231)
   Class B Shares............................................................................    (1,173,301)    (1,177,734)
   Class C Shares............................................................................       (11,835)        (6,275)
   Class Y Shares............................................................................      (229,804)      (298,965)
      Total distributions to shareholders from net investment
         income..............................................................................    (5,302,351)    (3,841,205)
   Net realized gain on investments:
   Class A Shares............................................................................    (2,465,668)    (4,315,104)
   Class B Shares............................................................................      (979,858)    (1,416,839)
   Class C Shares............................................................................       (10,055)        (9,717)
   Class Y Shares............................................................................       (53,192)      (316,309)
      Total distributions to shareholders from net realized gain on investments..............    (3,508,773)    (6,057,969)
   In excess of net realized gains on investments:
   Class A Shares............................................................................       (16,378)            --
   Class B Shares............................................................................        (6,509)            --
   Class C Shares............................................................................           (67)            --
   Class Y Shares............................................................................          (353)            --
      Total distributions in excess of net realized gain on investments......................       (23,307)            --
         Total distributions to shareholders.................................................    (8,834,431)    (9,899,174)
Fund share transactions:
   Proceeds from shares sold.................................................................    12,422,675      8,809,765
   Proceeds from shares issued from the acquisition of ABT
      Utility Income Fund, Inc...............................................................            --     99,162,259
   Proceeds from reinvestment of distributions...............................................     7,082,140      7,723,699
   Payment for shares redeemed...............................................................   (30,379,907)   (20,186,142)
      Net increase (decrease) from Fund share transactions...................................   (10,875,092)    95,509,581
         Net increase (decrease) in net assets...............................................   (14,421,162)   113,258,989
Net assets:
   Beginning of year.........................................................................   151,570,715     38,311,726
   End of year (including undistributed net investment income of $100,717 and $68,090,
     respectively)...........................................................................  $137,149,553   $151,570,715

See accompanying notes to financial statements.
                                                                              33

                 EVERGREEN UTILITY FUND -- CLASS A AND B SHARES
(photo of power lines)
                              Financial Highlights

                                                                        Class A Shares                 Class B Shares
                                                                                     January 4,
                                                                                        1994*
                                                                 Year Ended            through           Year Ended
                                                                December 31,        December 31,        December 31,
                                                              1996        1995          1994          1996       1995
Per Share Data:
Net asset value, beginning of period......................    $10.80       $9.00        $10.00        $10.81      $9.00
Income (loss) from investment operations:
  Net investment income...................................       .41         .44           .45           .33        .37
  Net realized and unrealized gain (loss) on
    investments...........................................       .05        2.25         (1.01)          .05       2.26
    Total from investment operations......................       .46        2.69          (.56)          .38       2.63
Less distributions to shareholders from:
  Net investment income...................................      (.41)       (.44)         (.44)         (.33)      (.37)
  Net realized gain on investments........................      (.28)       (.45)           --          (.28)      (.45)
    Total distributions...................................      (.69)       (.89)         (.44)         (.61)      (.82)
Net asset value, end of period............................    $10.57      $10.80         $9.00        $10.58     $10.81
Total Return+.............................................      4.4%       30.7%         (5.6%)         3.6%      29.9%
Ratios & Supplemental Data:
Net assets, end of period (000's omitted).................   $96,243    $107,872        $4,190       $38,511    $35,662
Ratios to average net assets:
  Expenses**..............................................      .87%        .79%          .53%++       1.62%      1.53%
  Net investment income**.................................     3.87%       4.51%         5.07%++       3.12%      3.78%
Portfolio turnover rate...................................       59%         88%           23%           59%        88%
Average commission rate paid per share....................    $.0605         N/A           N/A        $.0605        N/A

                                                             January 4,
                                                                1994*
                                                               through
                                                            December 31,
                                                                1994
Per Share Data:
Net asset value, beginning of period......................      $10.00
Income (loss) from investment operations:
  Net investment income...................................         .39
  Net realized and unrealized gain (loss) on
    investments...........................................       (1.01)
    Total from investment operations......................        (.62)
Less distributions to shareholders from:
  Net investment income...................................        (.38)
  Net realized gain on investments........................          --
    Total distributions...................................        (.38)
Net asset value, end of period............................       $9.00
Total Return+.............................................       (6.2%)
Ratios & Supplemental Data:
Net assets, end of period (000's omitted).................     $28,792
Ratios to average net assets:
  Expenses**..............................................       1.27%++
  Net investment income**.................................       4.19%++
Portfolio turnover rate...................................         23%
Average commission rate paid per share....................         N/A

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                        Class A Shares                 Class B Shares
                                                                                     January 4,
                                                                                        1994*
                                                                 Year Ended            through           Year Ended
                                                                December 31,        December 31,        December 31,
                                                              1996        1995          1994          1996       1995
 Expenses.................................................     1.15%       1.18%         1.43%         1.89%      1.93%
 Net investment income....................................     3.59%       4.12%         4.17%         2.85%      3.37%

                                                             January 4,
                                                                1994*
                                                               through
                                                            December 31,
                                                                1994
 Expenses.................................................       2.11%
 Net investment income....................................       3.35%

See accompanying notes to financial statements.
34

                 EVERGREEN UTILITY FUND -- CLASS C AND Y SHARES
(photo of power lines)
                      Financial Highlights -- (continued)

                                                                            Class C Shares               Class Y Shares
                                                                                       September 2,
                                                                                           1994*
                                                                      Year Ended          through          Year Ended
                                                                     December 31,      December 31,       December 31,
                                                                    1996      1995         1994          1996       1995
Per Share Data:
Net asset value, beginning of period............................   $10.82     $9.01         $9.33        $10.82     $9.00
Income (loss) from investment operations:
  Net investment income.........................................      .33       .37           .12           .44       .47
  Net realized and unrealized gain (loss) on investments........      .04      2.26          (.33)          .03      2.27
    Total from investment operations............................      .37      2.63          (.21)          .47      2.74
Less distributions to shareholders:
  From net investment income....................................     (.33)     (.37)         (.11)         (.43)     (.47)
  In excess of net investment income............................       --        --            --            --        --
  From net realized gain on investments.........................     (.28)     (.45)           --          (.28)     (.45)
    Total distributions.........................................     (.61)     (.82)         (.11)         (.71)     (.92)
Net asset value, end of period..................................   $10.58    $10.82         $9.01        $10.58    $10.82
Total Return+...................................................     3.5%     29.8%         (2.2%)         4.5%     31.3%
Ratios & Supplemental Data:
Net assets, end of period (000's omitted).......................     $396      $246          $128        $2,000    $7,791
Ratios to average net assets:
  Expenses**....................................................    1.63%     1.54%         1.94%++        .61%      .54%
  Net investment income**.......................................    3.13%     3.76%         3.96%++       4.01%     4.76%
Portfolio turnover rate.........................................      59%       88%           23%           59%       88%
Average commission rate paid per share..........................   $.0605       N/A           N/A        $.0605       N/A

                                                                  February 28,
                                                                     1994*
                                                                    through
                                                                  December 31,
                                                                      1994
Per Share Data:
Net asset value, beginning of period............................      $9.51
Income (loss) from investment operations:
  Net investment income.........................................        .37
  Net realized and unrealized gain (loss) on investments........       (.50)
    Total from investment operations............................       (.13)
Less distributions to shareholders:
  From net investment income....................................       (.37)
  In excess of net investment income............................       (.01)
  From net realized gain on investments.........................         --
    Total distributions.........................................       (.38)
Net asset value, end of period..................................      $9.00
Total Return+...................................................      (1.6%)
Ratios & Supplemental Data:
Net assets, end of period (000's omitted).......................     $5,201
Ratios to average net assets:
  Expenses**....................................................       .40%++
  Net investment income**.......................................      4.93%++
Portfolio turnover rate.........................................        23%
Average commission rate paid per share..........................        N/A

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                            Class C Shares               Class Y Shares
                                                                                       September 2,
                                                                                           1994*
                                                                      Year Ended          through          Year Ended
                                                                     December 31,      December 31,       December 31,
                                                                    1996      1995         1994          1996       1995
 Expenses.......................................................    1.90%     1.93%         2.78%          .89%      .93%
 Net investment income..........................................    2.86%     3.37%         3.12%         3.73%     4.37%

                                                                  February 28,
                                                                     1994*
                                                                    through
                                                                  December 31,
                                                                      1994
 Expenses.......................................................      1.24%
 Net investment income..........................................      4.09%

See accompanying notes to financial statements.
                                                                              35

                              EVERGREEN VALUE FUND
(photo of building)
A Report From Your
Portfolio Managers
David Francis
J. Donald Raines
   We are pleased to present the 1996 Annual Report for         (photo of David
Evergreen Value Fund. The Fund's total return of 19.2%* (Class     Francis)
Y, no-load shares) for the 12 months ended December 31, 1996,
compares with the total return of 23.0% for the S&P 500         (photo of J.
Reinvested Index** for that time. The total return at net       Donald Raines)
asset value for the Fund's Class A shares was 18.9%*. (Please see page 37 for additional performance information.)
   The stock market again rewarded investors during 1996, as
the S&P 500 posted its eighth consecutive quarterly gain. The two most often cited reasons for the advance
were the continued strong money flows into equity funds, and a growing confidence among investors that inflation will remain subdued and allow the Federal Reserve to avoid raising
interest rates in the foreseeable future. While the Fund
outperformed the S&P 500 during three of the four quarters in
1996, underperformance came during the second quarter when
both sector weightings and individual security selection was somewhat out of step with the market. Strong performance
resumed in the fourth quarter, and the Fund outpaced the S&P
500 by over 100 basis points during the period, capping off a strong year.
   The portfolio's returns can be attributed to individual
stock selection as well as a few key sector weightings. An
overweight in financials proved beneficial as the sector again posted impressive results. Illustrative of our financials holdings' success was Boatmen's Bancshares, Inc., which was acquired by NationsBank during the third quarter and returned 61.7% for the year. We continue to believe that the banking group represents an attractive investment opportunity. Consolidation and cost-cutting have been, and continue to be, the driving force in this industry. Thus, we will remain overweighted in this sector. Our emphasis within the energy sector, specifically natural gas and oil refinery stocks, also lifted portfolio returns. Representing the energy sector is Tosco Corp., a refiner and processor of petroleum products. Tosco jumped roughly 20% in one day on news of its impending acquisition of the refining and marketing interests of Unocal Corp. Tosco posted 109.2% return for the year. The supply and demand situation continues to favor the energy sector, as low inventory levels and a cold winter have made natural gas area particularly attractive. We believe this will result in a strong pricing environment which will benefit stock prices. Supporting our belief, we acquired shares of Ashland, Inc., as we feel oil refiners will also benefit from improving stock margins. Positions in the technology area, led by semiconductor companies, fueled portfolio performance as holdings such as IBM and Intel Corp. rose 67.2% and 131.2%, respectively. In addition, Nokia Corp., reported strong earnings, confirming our belief that the company's restructuring efforts are beginning to improve its earnings profile.
   Coming off of two outstanding years, we feel the market is likely headed toward more modest returns. Although possible economic softness in the first half exposes the market to a possible correction, long term we believe solid positive fundamentals remain in place. Individual stock selection becomes even more essential to portfolio success in this environment and we will look for opportunities to selectively add positions within the communication and consumer staples sectors. We will continue to focus on companies with strong positions within their respective industries, diverse distribution channels and consistent earnings growth as we feel they will help provide above-average, long-term rewards.
Figures represent past performance which is no guarantee of future results.
 * Performance figures include reinvestment of income dividend and capital gain distributions.
   Investment return and principal value will fluctuate. Investors' shares, when redeemed, may be worth more or less than their original cost.
   Class A shares are subject to a maximum 4.75% front-end sales charge which is not reflected in the Fund's performance figure above. If reflected, performance would be lower. The Fund also offers Class B shares which are subject to a maximum 5% contingent deferred sales charge, and Class C shares which are subject to a 1% contingent deferred sales charge within the first year of purchase. Performance for these classes of shares may be different.
** The S&P 500 Reinvested Index is an unmanaged index of common stocks in industry, transportation, finance, and public utilities, denoting general market performance as monitored by Standard & Poor's Corp. An investment can not be made in an index.
36

                              EVERGREEN VALUE FUND
(photo of building)
Results to Date
Performance of $10,000 invested in the
Evergreen Value Fund
     The graphs below compare a $10,000 investment in the Evergreen Value Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the S&P 500 Index ("Index").

        (four charts appear, plot points listed below)

CLASS A
1-YEAR TOTAL RETURN=13.3%
AVERAGE ANNUAL COMPOUND RETURN:
5-YEAR=12.4%
10-YEAR=12.9%

12/31/86
12/31/87
12/31/88
12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96


CLASS B
1-YEAR TOTAL RETURN=13.1%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=13.8%

2/2/93*
12/31/93
12/31/94
12/31/95
12/31/96

CLASS C
1-YEAR TOTAL RETURN=17.1%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=18.8%

9/2/94*
12/31/94
12/31/95
12/31/96

CLASS Y
1-YEAR TOTAL RETURN=19.2%
AVERAGE ANNUAL COMPOUND RETURN:
5-YEAR=13.8%
SINCE INCEPTION=16.1%

1/3/91*
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96


*Commencement of class operations.
 Past performance is not predictive of future performance results. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on December 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The Index is unmanaged and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              37

                              EVERGREEN VALUE FUND
(photo of building)
                            Statement of Investments
                               December 31, 1996

  Shares                                           Value
Common Stocks -- 94.3%
              Aerospace & Defense -- .1%
   112,000*   Newport News Shipbuilding,
              Inc............................. $    1,680,000
              Automotive Equipment &
              Manufacturing -- 1.3%
   626,500    Ford Motor Co...................     19,969,688
              Banks -- 17.9%
   400,000    Bank of Boston Corp.............     25,700,000
   380,000    Bankers Trust New York Corp.....     32,775,000
   410,000    Boatmen's Bancshares, Inc.......     26,445,000
   811,800    Central Fidelity Banks, Inc.....     20,903,850
   232,900    Chase Manhattan Corp............     20,786,325
   218,400    Citicorp CCI....................     22,495,200
   686,600    CoreStates Financial Corp.......     35,617,375
   670,700    First Chicago NBD Corp..........     36,050,125
   248,500    First Security Corp.............      8,386,875
   430,600    First Tennessee National Corp...     16,147,500
   234,500    SouthTrust Corp.................      8,178,188
   247,730    Summit Bancorp..................     10,838,187
   200,100    Union Planters Corp.............      7,803,900
                                                  272,127,525
              Business Equipment &
              Services -- 4.5%
   841,610*   Cabletron Systems, Inc..........     27,983,532
   225,500*   Cisco Systems, Inc..............     14,347,438
   172,300    International Business Machines
              Corp............................     26,017,300
                                                   68,348,270
              Chemical & Agricultural
              Products -- 3.6%
 1,027,500    Cabot Corp......................     25,815,938
   366,200    Dow Chemical Co. (The)..........     28,700,925
                                                   54,516,863
              Consumer Products &
              Services -- 4.8%
   808,200    American Brands, Inc............     40,106,925
   296,100    Philip Morris Cos., Inc.........     33,348,262
                                                   73,455,187
              Diversified Companies -- 6.4%
   989,300    Frontier Corp...................     22,382,913
   336,600    General Electric Co.............     33,281,325
   171,200    Loews Corp......................     16,135,600
   560,000    Tenneco, Inc....................     25,270,000
                                                   97,069,838
  Shares                                           Value

              Electrical Equipment &
              Services -- 5.6%
 1,365,000*   ADT Ltd......................... $   31,224,375
   840,700*   Applied Materials, Inc..........     30,212,656
   463,900    Varian Associates, Inc..........     23,600,913
                                                   85,037,944
              Energy -- 9.7%
   123,800    Mobil Corp......................     15,134,550
   637,500    Sonat, Inc......................     32,831,250
   154,800    Texaco, Inc.....................     15,189,750
   615,300    Tosco Corp......................     48,685,612
   700,000    Union Pacific Resource Group,
              Inc.............................     20,475,000
   360,000    Unocal Corp.....................     14,625,000
                                                  146,941,162
              Finance & Insurance -- 3.2%
   396,400    ITT Hartford Group, Inc.........     26,757,000
   529,800    Travelers/Aetna Property
              Casualty Cl. A..................     18,741,675
    40,000    UNUM Corp.......................      2,890,000
                                                   48,388,675
              Food & Beverage
              Products -- 2.0%
   740,750    American Stores Co..............     30,278,156
              Food Retailing &
              Distribution -- 3.4%
   644,400    General Mills, Inc..............     40,838,850
 1,602,475*   Shoney's, Inc...................     11,217,325
                                                   52,056,175
              Healthcare Products &
              Services -- 8.1%
   277,900    Bristol-Myers Squibb Co.........     30,221,625
   348,525*   OrNda Healthcorp................     10,194,356
   790,300    Pharmacia & Upjohn Inc..........     31,315,637
 1,354,300*   Tenet Healthcare Corp...........     29,625,313
 1,100,800*   Value Health, Inc...............     21,465,600
                                                  122,822,531
              Industrial Specialty Products &
              Services -- 1.0%
   229,600    Aluminum Co. of America.........     14,637,000

              Information Services &
              Technology -- 1.6%
    190,400   Intel Corp......................     24,930,500
38

                              EVERGREEN VALUE FUND
(photo of building)
                    Statement of Investments -- (continued)
                               December 31, 1996

  Shares                                           Value

Common Stocks -- continued

              Manufacturing --
              Distributing -- 1.4%
    902,000*  Teradyne, Inc................... $   21,986,250
              Oil -- 6.8%
    342,900   Ashland Inc.....................     15,044,737
    370,000   Kerr-McGee Corp.................     26,640,000
    965,000   Ultramar Diamond Shamrock
              Corp............................     30,518,125
    841,350   Williams Cos., Inc. (The).......     31,550,625
                                                  103,753,487
              Telecommunication Services &
              Equipment -- 2.4%
    646,600   Nokia Corp......................     37,260,325
              Transportation -- 3.3%
    262,100   Burlington Northern
              Santa Fe........................     22,638,888
    322,900   Norfolk Southern Corp...........     28,253,750
                                                   50,892,638
              Utilities -- 7.2%
    465,000   CINergy Corp....................     15,519,375
     52,080   El Paso Natural Gas Co..........      2,630,040
    683,200   GTE Corp........................     31,085,600
    637,800   Houston Inds., Inc..............     14,430,225
    809,700   Illinova Corp...................     22,266,750
    671,800   NICOR Inc.......................     24,016,850
                                                  109,948,840
              Total Common Stocks
              (cost $1,199,747,522)...........  1,436,101,054

Convertible Preferred Stocks -- 1.7%
              Energy -- .8%
    227,664   Unocal Corp., 144A..............     12,976,848
              Manufacturing --
              Distributing -- .9%
     98,200   Case Corp.......................     13,134,250
              Total Convertible Preferred
              Stocks
              (cost $24,199,251)..............     26,111,098
 Principal
  Amount                                           Value
Repurchase Agreement -- 2.2%
$33,030,516   Donaldson, Lufkin & Jenrette
              Securities Corp., 6.50%, dated
              12/31/96, due 1/2/97 --
              collateralized by $104,066,000,
              U.S. Treasury notes, zero coupon
              due 5/15/97 to 11/14/24; value
              including accrued interest --
              $27,935,696 and $4,913,000, U.S.
              Treasury Bonds, 8.00%, 11/15/21;
              value including accrued
              interest -- $5,755,549 (cost
              $33,030,516).................... $   33,030,516

              Total Investments --
              (cost $1,256,977,289)...  98.2%   1,495,242,668
              Other Assets and
                Liabilities -- net....   1.8       27,993,963
              Net Assets.............. 100.0%  $1,523,236,631

* Non-income producing securities.
Rule 144A securities are restricted as to resale to qualified institutional investors.
See accompanying notes to financial statements.
                                                                              39

                              EVERGREEN VALUE FUND
(photo of building)
                      Statement of Assets and Liabilities
                               December 31, 1996

Assets:
   Investments at value (identified cost $1,256,977,289).......................................................  $1,495,242,668
   Receivable for Fund shares sold.............................................................................      27,957,094
   Dividends and interest receivable...........................................................................       3,708,019
   Prepaid expenses............................................................................................          50,613
         Total assets..........................................................................................   1,526,958,394
Liabilities:
   Payable for Fund shares repurchased.........................................................................       2,067,603
   Accrued expenses............................................................................................         674,263
   Accrued advisory fee........................................................................................         662,651
   Distribution fee payable....................................................................................         317,246
         Total liabilities.....................................................................................       3,721,763
Net assets.....................................................................................................  $1,523,236,631
Net assets consist of:
   Paid-in capital.............................................................................................  $1,285,758,755
   Undistributed net investment income.........................................................................         292,413
   Distribution in excess of net realized gain on investment transactions......................................      (1,079,916)
   Net unrealized appreciation of investments..................................................................     238,265,379
      Net assets...............................................................................................  $1,523,236,631
Calculation of net asset value and maximum offering price per share:
   Class A Shares ($328,028,184/15,943,945 shares of beneficial interest outstanding)..........................  $        20.57
   Sales charge -- 4.75% of offering price.....................................................................            1.03
         Maximum offering price................................................................................  $        21.60
   Class B Shares ($197,410,901/9,594,642 shares of beneficial interest outstanding)...........................  $        20.58
   Class C Shares ($1,458,241/70,941 shares of beneficial interest outstanding)................................  $        20.56
   Class Y Shares ($996,339,305/48,435,529 shares of beneficial interest outstanding)..........................  $        20.57

See accompanying notes to financial statements.
40

                              EVERGREEN VALUE FUND
(photo of building)
                            Statement of Operations
                          Year Ended December 31, 1996

Investment income:
   Dividends (net of foreign withholding taxes of $23,070)......................................               $ 34,250,957
   Interest.....................................................................................                  2,988,223
         Total investment income................................................................                 37,239,180
Expenses:
   Advisory fee.................................................................................  $6,950,730
   Administrative personnel and service fee.....................................................     670,060
   Distribution fee -- Class A Shares...........................................................     767,254
   Distribution fee -- Class B Shares...........................................................   1,255,600
   Shareholder services fee -- Class B Shares...................................................     418,533
   Distribution fee -- Class C Shares...........................................................       8,706
   Shareholder services fee -- Class C Shares...................................................       2,902
   Transfer agent fee...........................................................................     631,695
   Custodian fee................................................................................     328,227
   Reports and notices to shareholders..........................................................     294,326
   Registration and filing fees.................................................................     166,097
   Professional fees............................................................................      87,113
   Trustees' fees and expenses..................................................................      17,961
   Insurance....................................................................................      17,785
   Miscellaneous................................................................................      23,242
         Total expenses.........................................................................                 11,640,231
Net investment income...........................................................................                 25,598,949
Net realized and unrealized gain on investments:
   Net realized gain on investment transactions.................................................                216,135,176
   Net increase in unrealized appreciation of investments.......................................                 11,014,356
Net gain on investments.........................................................................                227,149,532
Net increase in net assets resulting from operations............................................               $252,748,481

See accompanying notes to financial statements.
                                                                              41

                              EVERGREEN VALUE FUND
(photo of building)
                       Statement of Changes in Net Assets

                                                                                                     Year Ended
                                                                                                    December 31,
                                                                                                1996             1995
Increase (decrease) in net assets:
Operations:
   Net investment income.................................................................  $   25,598,949   $   29,177,545
   Net realized gain on investment transactions..........................................     216,135,176       50,649,714
   Net change in unrealized appreciation of
      investments........................................................................      11,014,356      196,633,111
      Net increase in net assets resulting from operations...............................     252,748,481      276,460,370
Distributions to shareholders:
   From investment income:
   Class A Shares........................................................................      (5,758,586)      (6,221,428)
   Class B Shares........................................................................      (1,939,188)      (2,281,745)
   Class C Shares........................................................................         (14,165)         (12,030)
   Class Y Shares........................................................................     (19,538,457)     (19,218,021)
      Total distributions from net investment income.....................................     (27,250,396)     (27,733,224)
   From realized gain on investments:
   Class A Shares........................................................................     (45,832,278)     (12,319,599)
   Class B Shares........................................................................     (27,532,324)      (5,935,694)
   Class C Shares........................................................................        (204,292)         (33,758)
   Class Y Shares........................................................................    (141,841,285)     (32,229,160)
      Total distributions from net realized gain on investments..........................    (215,410,179)     (50,518,211)
   In excess of net realized gain on investments:
   Class A Shares........................................................................        (229,771)              --
   Class B Shares........................................................................        (138,028)              --
   Class C Shares........................................................................          (1,024)              --
   Class Y Shares........................................................................        (711,093)              --
      Total distributions in excess of net realized gain on investments..................      (1,079,916)              --
      Total distributions to shareholders................................................    (243,740,491)     (78,251,435)
Fund share transactions:
   Proceeds from shares sold.............................................................     396,972,164      309,533,208
   Proceeds from acquisition of ABT Growth and Income Trust..............................              --       63,356,435
   Proceeds from acquisition of FFB Lexicon Select Value Fund............................      95,883,824               --
   Proceeds from acquisition of FFB Equity Fund..........................................      14,077,973               --
   Proceeds from reinvestment of distributions...........................................     187,361,591       66,652,380
   Payments for shares redeemed..........................................................    (375,117,185)    (243,317,457)
      Net increase resulting from Fund share transactions................................     319,178,367      196,224,566
         Net increase in net assets......................................................     328,186,357      394,433,501
Net assets:
   Beginning of year.....................................................................   1,195,050,274      800,616,773
   End of year (including undistributed net investment income of $292,413 and $1,943,860,
     respectively).......................................................................  $1,523,236,631   $1,195,050,274

See accompanying notes to financial statements.
42

                     EVERGREEN VALUE FUND -- CLASS A SHARES
(photo of building)
                              Financial Highlights

                                                                                            Year Ended December 31,
                                                                                1996       1995       1994       1993       1992
Per Share Data:
Net asset value, beginning of year.........................................    $20.45     $16.62     $17.63     $17.11     $17.08
Income from investment operations:
  Net investment income....................................................       .38        .55        .52        .47        .44
  Net realized and unrealized gain (loss) on investments...................      3.49       4.69       (.20)      1.10        .89
    Total from investment operations.......................................      3.87       5.24        .32       1.57       1.33
Less distributions to shareholders from:
  Net investment income....................................................      (.41)      (.51)      (.51)      (.47)      (.43)
  Net realized gain on investments.........................................     (3.32)      (.90)      (.82)      (.58)      (.87)
  Distributions in excess of net realized gain on investments..............      (.02)        --         --         --         --
    Total distributions....................................................     (3.75)     (1.41)     (1.33)     (1.05)     (1.30)
Net asset value, end of year...............................................    $20.57     $20.45     $16.62     $17.63     $17.11
Total Return+..............................................................     18.9%      31.8%       1.9%       9.3%       8.0%
Ratios & Supplemental Data:
Net assets, end of year (in millions)......................................      $328       $292       $189       $190       $169
Ratios to average net assets:
  Expenses.................................................................      .91%       .90%       .93%       .99%      1.01%*
  Net investment income....................................................     1.77%      2.78%      2.96%      2.63%      2.37%*
Portfolio turnover rate....................................................       91%        53%        70%        46%        56%
Average commission rate paid per share.....................................    $.0588        N/A        N/A        N/A        N/A

+ Initial sales charge is not reflected.
* Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                               Year Ended
                                                                                            December 31, 1992
Expenses..............................................................................            1.02%
Net investment income.................................................................            2.36%

See accompanying notes to financial statements.
                                                                              43

                  EVERGREEN VALUE FUND -- CLASS B AND C SHARES
(photo of building)
                      Financial Highlights -- (continued)

                                                      Class B Shares                            Class C Shares
                                                                         February 2,
                                                                            1993*
                                                Year Ended                 through                Year Ended
                                               December 31,              December 31,            December 31,
                                       1996        1995        1994          1993            1996             1995
Per Share Data:
Net asset value, beginning of
  period..........................     $20.45      $16.62      $17.63        $17.24           $20.44          $16.61
Income (loss) from investment
  operations:
  Net investment income...........        .22         .39         .42           .35              .22             .39
  Net realized and unrealized gain
    (loss) on investments.........       3.50        4.70        (.20)         1.01             3.50            4.70
    Total from investment
      operations..................       3.72        5.09         .22          1.36             3.72            5.09
Less distributions to shareholders
  from:
  Net investment income...........       (.25)       (.36)       (.41)         (.35  )          (.26  )         (.36  )
  Net realized gain on
    investments...................      (3.32)       (.90)       (.82)         (.58  )         (3.32  )         (.90  )
  Distributions in excess of net
    investment income.............         --          --          --          (.04  )            --              --
  Distributions in excess of net
    realized gain on
    investments...................       (.02)         --          --            --             (.02  )           --
    Total distributions...........      (3.59)      (1.26)      (1.23)         (.97  )         (3.60  )        (1.26  )
  Net asset value, end of
    period........................     $20.58      $20.45      $16.62        $17.63           $20.56          $20.44
Total Return+.....................      18.1%       30.9%        1.3%          8.0%            18.1%           30.9%
Ratios & Supplemental Data:
Net assets, end of period (000's
  omitted)........................   $197,411    $141,072    $104,297       $59,953           $1,458            $811
Ratios to average net assets:
  Expenses........................      1.66%       1.65%       1.53%         1.48%  ++        1.67%           1.65%
  Net investment income...........      1.01%       2.04%       2.36%         2.09%  ++        1.00%           2.03%
Portfolio turnover rate...........        91%         53%         70%           46%              91%             53%
Average commission rate paid per
  share...........................     $.0588         N/A         N/A           N/A           $.0588             N/A

                                    September 2,
                                       1994*
                                      through
                                    December 31,
                                        1994
Per Share Data:
Net asset value, beginning of
  period..........................      $18.28
Income (loss) from investment
  operations:
  Net investment income...........         .19
  Net realized and unrealized gain
    (loss) on investments.........        (.81  )
    Total from investment
      operations..................        (.62  )
Less distributions to shareholders
  from:
  Net investment income...........        (.19  )
  Net realized gain on
    investments...................        (.82  )
  Distributions in excess of net
    investment income.............        (.04  )
  Distributions in excess of net
    realized gain on
    investments...................          --
    Total distributions...........       (1.05  )
  Net asset value, end of
    period........................      $16.61
Total Return+.....................       (3.4%  )
Ratios & Supplemental Data:
Net assets, end of period (000's
  omitted)........................        $485
Ratios to average net assets:
  Expenses........................       1.68%  ++
  Net investment income...........       2.16%  ++
Portfolio turnover rate...........         70%
Average commission rate paid per
  share...........................         N/A


*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charges are not reflected.
++ Annualized.
See accompanying notes to financial statements.
44

                     EVERGREEN VALUE FUND -- CLASS Y SHARES
(photo of building)
                      Financial Highlights -- (continued)

                                                                                        Year Ended December 31,
                                                                              1996         1995         1994         1993
Per Share Data:
Net asset value, beginning of year......................................      $20.45       $16.61       $17.63       $17.11
Income from investment operations:
  Net investment income.................................................         .44          .57          .56          .52
  Net realized and unrealized gain (loss)
    on investments......................................................        3.49         4.72         (.20)        1.12
    Total from investment operations....................................        3.93         5.29          .36         1.64
Less distributions to shareholders from:
  Net investment income.................................................        (.47)        (.55)        (.56)        (.52)
  Net realized gain on investments......................................       (3.32)        (.90)        (.82)        (.58)
  Distributions in excess of net investment income......................          --           --           --         (.02)
  Distributions in excess of net realized gain on investments...........        (.02)          --           --           --
    Total distributions.................................................       (3.81)       (1.45)       (1.38)       (1.12)
  Net asset value, end of year..........................................      $20.57       $20.45       $16.61       $17.63
Total Return............................................................       19.2%        32.2%         2.1%         9.7%
Ratios & Supplemental Data:
Net assets, end of year (in millions)...................................        $996         $761         $507         $463
Ratios to average net assets:
  Expenses..............................................................        .66%         .65%         .68%         .65%
  Net investment income.................................................       2.02%        3.02%        3.21%        2.98%
Portfolio turnover rate.................................................         91%          53%          70%          46%
Average commission rate paid per share..................................      $.0588          N/A          N/A          N/A
                                                                             1992
Per Share Data:
Net asset value, beginning of year......................................    $17.08
Income from investment operations:
  Net investment income.................................................       .49
  Net realized and unrealized gain (loss)
    on investments......................................................       .90
    Total from investment operations....................................      1.39
Less distributions to shareholders from:
  Net investment income.................................................      (.49)
  Net realized gain on investments......................................      (.87)
  Distributions in excess of net investment income......................        --
  Distributions in excess of net realized gain on investments...........        --
    Total distributions.................................................     (1.36)
  Net asset value, end of year..........................................    $17.11
Total Return............................................................      8.3%
Ratios & Supplemental Data:
Net assets, end of year (in millions)...................................      $326
Ratios to average net assets:
  Expenses..............................................................      .68%**
  Net investment income.................................................     2.90%**
Portfolio turnover rate.................................................       56%
Average commission rate paid per share..................................       N/A
                                                                            1992

*  Commencement of class operations.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                               Year Ended
                                                                                            December 31, 1992
Expenses.................................................................................          .69%
Net investment income....................................................................         2.89%

See accompanying notes to financial statements.
                                                                              45

                     Combined Notes to Financial Statements

NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS
     The Evergreen Growth and Income Funds (the "Funds") are separate open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Evergreen Growth and Income Funds included herein consist of Evergreen Growth and Income Fund ("Growth and Income"), Evergreen Small Cap Equity Income Fund ("Small Cap"), Evergreen Utility Fund ("Utility") and Evergreen Value Fund ("Value").
     Growth and Income's investment objective is to achieve a return composed of capital appreciation and current income by investing in the securities of companies which are undervalued in the marketplace. Small Cap's investment objective is to achieve a return consisting of current income and capital appreciation in the value of its shares. Utility's investment objective is to achieve a return consisting of high current income and moderate capital appreciation by investing in a diversified portfolio of equity and debt securities of utility companies. Value's investment objective is long-term capital appreciation with current income as a secondary objective.
NOTE 2 -- ACQUISITION INFORMATION
     Effective January 1, 1996, First Fidelity Bancorporation ("First Fidelity") merged with First Union National Bank of North Carolina ("First Union"). Effective on the close of business on January 19, 1996, Growth and Income acquired substantially all of the net assets of FFB Lexicon Capital Appreciation Fund, an open-end investment company registered under the Act valued at $159,432,723. The net assets were exchanged through a non-taxable exchange for 8,631,861 Class Y shares of Growth and Income valued at $18.47 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $31,537,903. The aggregate net assets of Growth and Income upon the acquisition were $375,936,243.
     Effective on the close of business on January 19, 1996, Value acquired substantially all of the net assets of FFB Lexicon Select Value Fund and FFB Equity Fund, open-end investment companies registered under the Act valued at $95,883,824 and $14,077,973, respectively. The net assets of these Funds were exchanged through a non-taxable exchange for 4,720,676 and 692,924 Class Y shares of Value valued at $20.31 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $12,858,729 and $2,218,691, respectively. The aggregate net assets of Value upon the acquisitions were $1,310,431,335.
     In addition, on June 30, 1995, Value acquired substantially all of the net assets of ABT Growth and Income Trust, an open-end investment company registered under the Act valued at $63,356,435. The net assets were exchanged through a non-taxable exchange for 3,289,535 Class A Shares of Value valued at $19.26 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $10,278,721. The aggregate net assets of Value upon the acquisition were $935,777,632.
     On June 30, 1995, Utility acquired substantially all of the net assets of ABT Utility Income Fund, Inc., an open-end investment company registered under the Act valued at $99,162,259. The net assets were exchanged through a non-taxable exchange for 10,160,068 Class A shares of Utility valued at $9.76 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $6,321,522. The aggregate net assets of Utility upon the acquisition were $140,913,190.
NOTE 3 -- SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.
     Security Valuations -- Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sales price. Securities traded on an exchange or NMS for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last
46

                     Combined Notes to Financial Statements
NOTE 3 -- SIGNIFICANT ACCOUNTING POLICIES -- continued reported bid and asked price. Unlisted securities for which market quotations are not readily available are valued at a price quoted by one or more brokers. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service. Securities for which market quotations are not readily available are valued at their respective fair value as determined in good faith by the Trustees. Short-term investments are valued at amortized cost, which approximates market value.
     Security Transactions -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.
     Investment Income and Expenses -- Dividend income is recorded on the ex-dividend date. Interest income and expenses are accrued daily.
     Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on each Fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis, and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Trustees.
     Distributions to Shareholders -- Distributions from net investment income are distributed monthly for Utility and quarterly for Growth and Income, Small Cap and Value. Distributions from net realized capital gains on investments, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from amounts available under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.
     As of December 31, 1996, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital.

                                                 Distribution
                          Undistributed          in Excess of
                          Net Investment        Realized Gain
                              Income            on Investments
Growth and Income..          ($17,263)             $ 17,263
Utility............          ($ 3,135)             $  3,135

     Income Taxes -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and net realized capital gains to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.
     Capital losses incurred after October 31 within a fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. In its prior fiscal year, Small Cap incurred and had elected to defer such capital losses of $11,493 to the current fiscal year.
     Allocation of Expenses -- Expenses specifically identifiable to a class of shares are charged to that class. Expenses common to a Trust as a whole are allocated to the funds in that Trust. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
                                                                              47

                     Combined Notes to Financial Statements
NOTE 3 -- SIGNIFICANT ACCOUNTING POLICIES -- continued
     Unamortized Organization Expenses -- The expenses of Small Cap incurred in connection with its organization are being deferred and amortized over a period of benefit not to exceed five years from the date it commenced operations.
     Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
NOTE 4 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Investment Advisory Agreements -- First Union is entitled to an annual fee of .50 of 1% of Utility's and Value's average daily net assets pursuant to each Fund's investment advisory agreement. First Union voluntarily waived $396,483 of its fee for Utility for the year ended December 31, 1996.
     Pursuant to an agreement with Growth and Income's and Small Cap's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, Evergreen Asset is entitled to an annual fee based on each of Growth and Income's and Small Cap's average daily net assets, respectively, in accordance with the following schedule:

First $750 million       1.00%
Next $250 million        0.90%
Over $1 billion          0.80%

     Evergreen Asset has agreed to reimburse Small Cap to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder services fees and extraordinary expenses) exceed 1.50% of its average daily net assets until the Fund's net assets reach $15 million. Evergreen Asset waived all of its advisory fee aggregating $63,333 for the year ended December 31, 1996, and reimbursed other expenses amounting to $133,406. Additionally, for Growth and Income, Evergreen Asset voluntarily waived $5,000 of its advisory fee. First Union and Evergreen Asset can modify or terminate voluntary waivers at any time.
     Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Growth and Income and Small Cap and also provides brokerage services with respect to substantially all security transactions of these Funds effected on the New York or American Stock Exchanges. For transactions executed during the year ended December 31, 1996, Growth and Income and Small Cap incurred brokerage commissions of $429,888 and $13,246, respectively, with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Funds, for its cost of providing investment advisory services.
     Administration Agreement -- Evergreen Asset furnishes Growth and Income and Small Cap with administrative services as part of their advisory agreements and accordingly, these Funds do not pay a separate administration fee. Through December 31, 1996, Furman Selz LLC ("Furman Selz") was each of the Fund's sub-administrator through December 31, 1996. As sub-administrator, Furman Selz provided the officers of the Funds. For Growth and Income and Small Cap, Furman Selz' fee was paid by Evergreen Asset and was not a fund expense.
48

                     Combined Notes to Financial Statements
NOTE 4 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     Evergreen Asset is also Utility's and Value's administrator and Furman Selz was sub-administrator through December 31, 1996. Evergreen Asset's and Furman Selz' fees for Utility and Value were based on the average daily net assets of all of the funds administered by Evergreen Asset for which either First Union or Evergreen Asset is also the investment adviser. These fees were calculated at the following annual rates:

  Administration Fee                 Average Daily Net Assets
        0.050%                        on the first $7 billion
        0.035%                        on the next $3 billion
        0.030%                        on the next $5 billion
        0.020%                        on the next $10 billion
        0.015%                        on the next $5 billion
        0.010%                        in excess of $30 billion
Sub-Administration Fee               Average Daily Net Assets
        0.0100%                       on the first $7 billion
        0.0075%                       on the next $3 billion
        0.0050%                       on the next $15 billion
        0.0040%                       in excess of $25 billion

     At December 31, 1996, assets for which Evergreen Asset was the administrator for which either Evergreen Asset or First Union was investment adviser totalled approximately $17.0 billion.
     Effective Janaury 1, 1997, Bisys Group, Inc. ("Bisys") acquired Furman Selz' mutual fund unit and accordingly, Bisys Fund Services became sub-administrator. The administration fee structure has remained unchanged.
     Plans of Distribution -- The Funds have adopted for their Class A, Class B, and Class C shares, Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act. Under the terms of the Plans, the Funds may incur distribution-related and shareholder servicing expenses which may not exceed an annual fee of .75 of 1% for Class A and an annual fee of 1% for Class B and Class C Shares. For each of the Funds, the payments for Class A were voluntarily limited to .25 of 1% of average daily net assets.
     In connection with their Plans, Growth and Income and Small Cap have entered into distribution agreements with Evergreen Keystone Distributor, Inc. ("EKD") (formerly Evergreen Funds Distributor, Inc.), a subsidiary of Furman Selz, whereby Growth and Income and Small Cap will compensate EKD for its services at a rate which may not exceed an annual fee of .25 of 1% of its Class A Shares average daily net assets and an annual fee of 1% of Class B and Class C Share's average daily net assets. A portion of the payments for Class B and C Shares, up to .25 of 1% may constitute a shareholder services fee. EKD has entered into a Shareholder Services Agreement with First Union Brokerage Services ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS for certain services provided to shareholders and /or maintenance of shareholder accounts relating to each of the Funds' Class B and Class C Shares.
     In connection with their Plans, Utility and Value have entered into a distribution agreement with EKD whereby they will compensate EKD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A average daily net assets and an annual fee of .75 of 1% of Class B and Class C average daily net assets for certain services provided to Class B and C shareholders. Utility and Value have entered into a Shareholder Services Agreement with FUBS whereby they will compensate up to an annual fee of .25 of 1% of Class B and C average net assets for certain services provided to shareholders.
                                                                              49

                     Combined Notes to Financial Statements
NOTE 4 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     With the acquisition of Furman Selz' mutual fund unit by Bisys, effective January 1, 1997, EKD became a subsidiary of Bisys.
     Sales Charges -- EKD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1996:

                                               Front-End
                                                 Sales
                                                Charges
Growth and Income                              $158,858
Small Cap                                           340
Utility                                           7,857
Value                                            56,609

     Organizational Expenses -- Organizational expenses for Utility were initially borne by the Fund's prior administrator. Utility agreed to reimburse such expenses during the five-year period following its commencement of operations. As a result of a change in the administration agreement, First Union purchased the remaining unreimbursed organizational expenses from the prior administrator. As of, and for the year ended December 31, 1996, Utility paid and has a remaining liability of $19,269 and $13,766, respectively.
     Other Services with Affiliates -- State Street Bank & Trust Company ("State Street") is the transfer agent, dividend disbursing agent and shareholder servicing agent for the Funds. For certain accounts in Growth and Income and Value, First Union has been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account, First Union is entitled to a monthly fee which totaled $11,011 and $110,847 for Growth and Income and Value, respectively.
NOTE 5 -- SHARES OF BENEFICIAL INTEREST
     The Funds have an unlimited number of $0.0001 par value shares of beneficial interest authorized. The shares are divided into classes which are designated Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares seven years after the date of purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first year after the date of purchase. Class Y shares are sold without a sales charge and are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. The classes have identical voting, dividend, liquidation and other rights, except that Class A, Class B and Class C shares bear distribution expenses (see
Note 4) and have exclusive voting rights with respect to their distribution plans.
50

                     Combined Notes to Financial Statements
NOTE 5 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                           Year Ended                   Year Ended*
                                                                       December 31, 1996             December 31, 1995
Growth and Income                                                    Shares         Amount        Shares         Amount
Class A
Shares sold.....................................................     3,719,917    $76,959,622    1,049,648    $ 17,981,665
Shares issued on reinvestment of distributions..................        69,271      1,546,893       29,563         545,083
Shares redeemed.................................................    (1,044,500)   (21,729,967)     (59,282)     (1,048,468)
Net increase....................................................     2,744,688     56,776,548    1,019,929      17,478,280
Class B
Shares sold.....................................................     8,914,571    185,314,202    2,516,682      43,094,733
Shares issued on reinvestment of distributions..................       160,953      3,613,927       66,937       1,234,636
Shares redeemed.................................................      (646,461)   (13,411,376)     (97,308)     (1,763,506)
Net increase....................................................     8,429,063    175,516,753    2,486,311      42,565,863
Class C
Shares sold.....................................................       348,918      7,294,757      106,185       1,808,328
Shares issued on reinvestment of distributions..................         5,130        115,108        2,716          50,033
Shares redeemed.................................................       (29,065)      (597,615)      (5,395)        (96,507)
Net increase....................................................       324,983      6,812,250      103,506       1,761,854
Class Y
Shares sold.....................................................     9,899,164    200,509,060    3,937,086      68,368,276
Shares issued in acquisition of FFB Lexicon Capital Appreciation
  Fund..........................................................     8,631,861    159,432,723           --              --
Shares issued on reinvestment of distributions..................       349,251      7,729,161      211,697       3,882,512
Shares redeemed.................................................    (6,820,349)   (135,786,868)  (1,658,100)   (27,997,743)
Net increase....................................................    12,059,927    231,884,076    2,490,683      44,253,045
Total net increase resulting from Fund share
  transactions..................................................    23,558,661    $470,989,627   6,100,429    $106,059,042

* The Fund share activity for Class A, Class B and Class C shares reflect the period from January 3, 1995 (commencement of class operations) through December 31, 1995.
                                                                              51

                     Combined Notes to Financial Statements
NOTE 5 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                                        Year Ended               Year Ended
                                                                                     December 31, 1996       December 31, 1995*
Small Cap                                                                          Shares       Amount      Shares      Amount
Class A
Shares sold......................................................................   23,318    $  285,774     20,272    $ 210,173
Shares issued on reinvestment of distributions...................................    1,564        19,575      1,218       13,667
Shares redeemed..................................................................  (17,926)     (213,193)    (2,789)     (30,712)
Net increase.....................................................................    6,956        92,156     18,701      193,128
Class B
Shares sold......................................................................   27,963       341,494     24,055      248,049
Shares issued on reinvestment of distributions...................................    2,883        36,358      1,305       14,752
Shares redeemed..................................................................     (966)      (11,697)    (2,383)     (26,158)
Net increase.....................................................................   29,880       366,155     22,977      236,643
Class C
Shares sold......................................................................    3,956        48,265      1,928       19,533
Shares issued on reinvestment of distributions...................................      136         1,697         --           --
Shares redeemed..................................................................   (1,838)      (22,125)       116        1,317
Net increase.....................................................................    2,254        27,837      2,044       20,850
Class Y
Shares sold......................................................................  289,906     3,628,792     93,274      973,677
Shares issued on reinvestment of distributions...................................   25,358       316,899     25,655      285,901
Shares redeemed..................................................................  (75,598)     (912,038)   (76,033)    (807,281)
Net increase.....................................................................  239,666     3,033,653     42,896      452,297
Total net increase resulting from Fund share transactions........................  278,756    $3,519,801     86,618    $ 902,918

 * For Class A and Class B shares, the Fund share transaction activity reflects the period January 3, 1995, (commencement of class operations) through December 31, 1995. For Class C shares, the Fund share transaction activity reflects the period January 24, 1995, (commencement of class operations) through December 31, 1995.
52

                     Combined Notes to Financial Statements
NOTE 5 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                               Year Ended                   Year Ended
                                                                           December 31, 1996             December 31, 1995
Utility                                                                  Shares         Amount         Shares        Amount
Class A
Shares sold.........................................................      246,512    $  2,626,118       190,219    $ 1,885,138
Shares issued in acquisition of ABT Utility
  Income Fund, Inc..................................................           --              --    10,160,068     99,162,259
Shares issued on reinvestment of distributions......................      478,287       5,051,093       505,736      5,335,896
Shares redeemed.....................................................   (1,609,448)    (16,984,094)   (1,333,516)   (13,551,249)
Net increase (decrease).............................................     (884,649)     (9,306,883)    9,522,507     92,832,044
Class B
Shares sold.........................................................      787,800       8,401,385       506,602      4,989,454
Shares issued on reinvestment of distributions......................      183,056       1,935,353       222,027      2,287,981
Shares redeemed.....................................................     (630,402)     (6,652,890)     (626,919)    (6,110,450)
Net increase........................................................      340,454       3,683,848       101,710      1,166,985
Class C
Shares sold.........................................................       25,812         274,673        10,650        109,078
Shares issued on reinvestment of distributions......................        1,963          20,723         1,497         15,571
Shares redeemed.....................................................      (13,100)       (135,909)       (3,614)       (37,152)
Net increase........................................................       14,675         159,487         8,533         87,497
Class Y
Shares sold.........................................................      106,165       1,120,499       184,329      1,826,095
Shares issued on reinvestment of distributions......................        7,089          74,971         8,025         84,251
Shares redeemed.....................................................     (644,560)     (6,607,014)      (49,697)      (487,291)
Net increase (decrease).............................................     (531,306)     (5,411,544)      142,657      1,423,055
Total net increase (decrease) resulting from Fund share
  transactions......................................................   (1,060,826)   ($10,875,092)    9,775,407    $95,509,581

                     Combined Notes to Financial Statements
NOTE 5 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                          Year Ended                      Year Ended
                                                                      December 31, 1996               December 31, 1995
Value                                                              Shares          Amount          Shares          Amount
Class A
Shares sold...................................................     1,109,850    $  23,895,251        628,945    $  12,018,651
Shares issued in acquisition of ABT Growth and Income Trust...            --               --      3,289,535       63,356,435
Shares issued on reinvestment of distributions................     2,371,895       49,562,452        883,572       17,771,730
Shares redeemed...............................................    (1,836,296)     (39,736,035)    (1,863,758)     (35,747,673)
Net increase..................................................     1,645,449       33,721,668      2,938,294       57,399,143
Class B
Shares sold...................................................     2,197,426       47,442,303        951,887       18,428,845
Shares issued on reinvestment of distributions................     1,374,236       28,693,188        394,396        7,933,916
Shares redeemed...............................................      (873,740)     (18,943,891)      (723,565)     (13,658,563)
Net increase..................................................     2,697,922       57,191,600        622,718       12,704,198
Class C
Shares sold...................................................        38,761          832,827         15,721          307,770
Shares issued on reinvestment of distributions................        10,328          215,421          2,274           45,762
Shares redeemed...............................................       (17,818)        (377,207)        (7,532)        (149,074)
Net increase..................................................        31,271          671,041         10,463          204,458
Class Y
Shares sold...................................................    15,195,754      324,801,783     14,762,272      278,777,942
Shares issued in acquisition of FFB Lexicon Select Value
  Fund........................................................     4,720,676       95,883,824             --               --
Shares issued in acquisition of FFB Equity Fund...............       692,924       14,077,973             --               --
Shares issued on reinvestment of distributions................     5,208,388      108,890,530      2,044,972       40,900,972
Shares redeemed...............................................   (14,584,293)    (316,060,052)   (10,121,343)    (193,762,147)
Net increase..................................................    11,233,449      227,594,058      6,685,901      125,916,767
Total net increase resulting from Fund share transactions.....    15,608,091    $ 319,178,367     10,257,376    $ 196,224,566

NOTE 6 -- INVESTMENT TRANSACTIONS
     The cost of purchases and proceeds from sales of investments, excluding short-term securities for the year ended December 31, 1996 were as follows:

                                         Purchases               Sales
Growth and Income...............       $  238,741,288        $   61,805,548
Small Cap.......................            6,550,736             3,042,710
Utility.........................           83,136,428            96,084,227
Value...........................        1,210,509,734         1,274,623,554

                     Combined Notes to Financial Statements
NOTE 6 -- INVESTMENT TRANSACTIONS -- continued
     On December 31, 1996, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal tax purposes was as follows:

                            Appreciation      Depreciation          Net              Tax Cost
Growth and Income......     $184,455,990      $  7,157,090      $177,298,900      $  605,787,421
Small Cap..............        1,588,227            83,235         1,504,992           8,571,352
Utility................       19,488,289         1,534,140        17,954,149         118,597,731
Value..................      257,436,859        20,707,007       236,729,852       1,258,512,816

NOTE 7 -- FINANCING AGREEMENT
     Effective July 3, 1996, a financing agreement was put in place between all of the Evergreen Funds and their custodian, State Street. Under this agreement, State Street provided an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions. Effective October 31, 1996, a new financing agreement was put in place between all of the Evergreen Funds and State Street, Societe Generale and ABN AMRO Bank N.V. (collectively, the "Banks"). Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under these facilities bear interest at .75% per annum above the Federal Funds rate. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which would be allocated to all participating funds. State Street acts as agent for the Banks, and as agent is entitled to a fee of $15,000 which is allocated to all of the Evergreen Funds.
     The Funds had no borrowings under the financing agreements during the year ended December 31, 1996.
NOTE 8 -- DEFERRED TRUSTEE'S FEES
     Each Trustee may defer any or all compensation related to performance of duties as a Trustee of the Funds. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for each Fund. The investment performance of the deferred accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustee's fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of December 31, 1996, the value of the Trustees deferral accounts was $6,332, $3,391, $3,548 and $32,133 for Growth and Income, Small Cap, Utility and Value, respectively.
                                                                              55

                          Independent Auditors' Report
TO THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN GROWTH AND INCOME FUND
  EVERGREEN SMALL CAP EQUITY INCOME FUND
  EVERGREEN UTILITY FUND
  EVERGREEN VALUE FUND
     We have audited the accompanying statements of assets and liabilities, including the statements of investments, for the Evergreen Growth and Income Funds listed below as of December 31, 1996, and the related statements of operations, changes in net assets and the financial highlights for each of the periods listed below:
    Evergreen Growth and Income Fund -- statement of operations, statement of changes in net assets and financial highlights for the year ended December 31, 1996. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for each of the years in the four-year period ended December 31, 1995 were audited by other auditors, whose report thereon dated February 15, 1996 was unqualified.
    Evergreen Small Cap Equity Income Fund -- statement of operations, statement of changes in net assets and financial highlights for the year ended December 31, 1996. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for each of the years in the two-year period ended December 31, 1995 and the period from October 1, 1993 (commencement of operations) through December 31, 1993 were audited by other auditors, whose report thereon dated February 15, 1996 was unqualified. Evergreen Utility Fund -- statement of operations for the year ended December 31, 1996, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods from January 4, 1994 (commencements of operations) through December 31, 1996.
    Evergreen Value Fund -- statement of operations for the year ended December 31, 1996, statements of changes for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.
     These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in according with generally accepted accounting standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by managements, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights audited by us and referred to above present fairly, in all material respects, the financial position of Evergreen Growth and Income Fund, Evergreen Small Cap Equity Income Fund, Evergreen Utility Fund and Evergreen Value Fund as of December 31, 1996, and the results of their operations, changes in their net assets and the financial highlights for each of the periods listed above in conformity with the generally accepted accounting principles.
                                      KPMG PEAT MARWICK LLP
Pittsburgh, Pennsylvania
February 19, 1997
56

                             Trustees and Officers
                              Trustees:
                              Laurence B. Ashkin*
                              Foster Bam*
                              James S. Howell, Chairman
                              Robert J. Jeffries*+
                              Gerald M. McDonnell
                              Thomas L. McVerry
                              William W. Pettit
                              Russell A. Salton, III M.D.
                              Michael S. Scofield
                              Officers:
                              John J. Pileggi
                              President and Treasurer
                              George O. Martinez
                              Secretary
                              Sheryl Hirschfeld
                              Assistant Secretary
                              Stephen W. St. Clair
                              Assistant Treasurer
                              * Trustees for Growth and Income and Small Cap
                                only.
                              + Trustee Emeritus
              FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS (UNAUDITED)
During the fiscal year ended December 31, 1996, Growth and Income, Small Cap, Utility and Value paid $8,393,650, $278,035, $2,982,605 and $189,689,078, respectively, of net long term capital gain distributions.
For corporate taxpayers, 94.50%, 90.56%, 99.06% and 64.56% of the ordinary income distributions paid during the fiscal year ended December 31, 1996, by Growth and Income, Small Cap, Utility and Value, respectively, qualified for corporate dividends received deduction.

This brochure must be preceeded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                        NOT         May lose value
                        FDIC        No bank guarantee
                        INSURED

                    Evergreen Keystone Distributor, Inc.

46797                                                         450390
                                                               2/97